EXHIBIT 99

                            STRUCTURAL TERM SHEETS

GSR0209 - Price/Yield - A1A -- To Reset

Balance    $     283,320,000.00          Delay                 0    Coupon   if curmonth le 49 then 2.882 else LIBOR_1YR + 1.25
Initial Coup              2.882          Dated           9/27/02
Settle                  9/27/02          First Payment  10/25/02

Price      15 CPR,   20 CPR,  25 CPR,  30 CPR,  35 CPR,   40 CPR,   45 CPR,  50 CPR,  55 CPR, 60 CPR,  70 CPR,  80 CPR,
           Call (Y)  Call (Y) Call (Y) Call (Y) Call (Y)  Call (Y)  Call (Y) Call (Y) Call (Y)Call (Y) Call (Y) Call (Y)
          --------------------------------------------------------------------------------------------------------------
99-12         3.187    3.255    3.346    3.444     3.549     3.660    3.779    3.907   4.048    4.202    4.565    5.049 Yield
99-12            42       72      102      128       150       167      184      201     218      236      270      319 Spread
          --------------------------------------------------------------------------------------------------------------
99-16         3.129    3.184    3.256    3.335     3.418     3.507    3.602    3.705   3.817    3.940    4.229    4.616 Yield
99-16            36       65       93      117       137       152      166      181     195      210      236      275 Spread
          --------------------------------------------------------------------------------------------------------------
99-20         3.071    3.112    3.167    3.226     3.288     3.354    3.426    3.502   3.587    3.679    3.895    4.184 Yield
99-20            30       58       84      106       124       137      149      161     172      184      203      232 Spread
          --------------------------------------------------------------------------------------------------------------
99-24         3.014    3.041    3.077    3.117     3.158     3.202    3.250    3.301   3.357    3.418    3.562    3.754 Yield
99-24            24       51       75       95       111       122      131      140     149      158      170      189 Spread
          --------------------------------------------------------------------------------------------------------------
99-28         2.957    2.970    2.988    3.008     3.029     3.051    3.074    3.100   3.128    3.158    3.230    3.326 Yield
99-28            19       44       66       84        98       106      114      120     126      132      136      146 Spread
          --------------------------------------------------------------------------------------------------------------
100-00        2.899    2.899    2.899    2.899     2.899     2.899    2.899    2.899   2.899    2.899    2.899    2.899 Yield
100-00           13       37       58       73        85        91       96      100     104      106      103      104 Spread
          --------------------------------------------------------------------------------------------------------------
100-04        2.842    2.829    2.811    2.791     2.770     2.748    2.725    2.699   2.672    2.641    2.570    2.474 Yield
100-04            7       29       49       63        72        76       79       80      81       80       70       61 Spread
          --------------------------------------------------------------------------------------------------------------
100-08        2.785    2.758    2.722    2.683     2.642     2.598    2.551    2.500   2.445    2.384    2.241    2.051 Yield
100-08            2       22       40       52        59        61       61       60      58       55       38       19 Spread
          --------------------------------------------------------------------------------------------------------------
100-12        2.728    2.688    2.634    2.575     2.514     2.448    2.377    2.301   2.218    2.127    1.914    1.629 Yield
100-12           -4       15       31       41        46        46       44       40      36       29        5      -23 Spread
          --------------------------------------------------------------------------------------------------------------
100-16        2.672    2.618    2.546    2.468     2.386     2.298    2.204    2.103   1.992    1.871    1.587    1.209 Yield
100-16          -10        8       22       30        34        31       27       21      13        3      -28      -65 Spread
          --------------------------------------------------------------------------------------------------------------
100-20        2.615    2.548    2.458    2.361     2.258     2.149    2.032    1.905   1.767    1.616    1.262    0.791 Yield
100-20          -15        1       13       20        21        16        9        1     -10      -22      -60     -107 Spread
          --------------------------------------------------------------------------------------------------------------

WAL           2.318     1.86    1.469    1.198     1.002     0.853    0.736    0.641   0.562    0.495    0.386    0.299
Principal    Oct02-   Oct02-   Oct02-   Oct02-    Oct02-    Oct02-   Oct02-   Oct02-  Oct02-   Oct02-   Oct02-     Oct02-
 Window       Oct06    Oct06    Mar06    Jul05     Jan05     Sep04    Jun04    Mar04   Jan04    Nov03    Aug03      May03

LIBOR_1YR     1.975


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0209 P/Y -- Class: A1B --To Reset

Balance       $149,262,000.00            Delay                  24      Coupon  if curmonth le 49 then 4.589 else LIBOR_1YR + 1.25
Initial Coup            4.589            Dated              9/1/02
Settle                9/27/02            First Payment    10/25/02

Price     15 CPR,   20 CPR,  25 CPR,  30 CPR,   35 CPR,  40 CPR,   45 CPR,  50 CPR, 55 CPR,   60 CPR,  70 CPR, 80 CPR,
          Call (Y)  Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y)  Call (Y) Call(Y) Call (Y)  Call (Y) Call)Y) Call(Y)
          ----------------------------------------------------------------------------------------------------------
99-28         4.583   4.583   4.583     4.581    4.577     4.572    4.565   4.555     4.544    4.531   4.502  4.462 Yield
99-28           111     111     112       119      129       140      154     172       186      200     225    243 Spread
          ----------------------------------------------------------------------------------------------------------
100-00        4.549   4.549   4.548     4.544    4.538     4.530    4.517   4.501     4.483    4.461   4.411  4.345 Yield
100-00          108     108     109       116      125       136      149     166       180      193     216    232 Spread
          ----------------------------------------------------------------------------------------------------------
100-04        4.515   4.515   4.514     4.508    4.499     4.488    4.470   4.447     4.421    4.391   4.321  4.228 Yield
100-04          104     104     105       112      121       131      145     161       174      186     207    220 Spread
          ----------------------------------------------------------------------------------------------------------
100-08        4.481   4.481   4.479     4.472    4.460     4.445    4.423   4.393     4.360    4.321   4.231  4.110 Yield
100-08          101     101     102       108      118       127      140     155       168      179     198    208 Spread
          ----------------------------------------------------------------------------------------------------------
100-12        4.447   4.447   4.445     4.436    4.422     4.403    4.376   4.340     4.299    4.251   4.141  3.993 Yield
100-12           97      97      99       105      114       123      135     150       162      172     189    196 Spread
          ----------------------------------------------------------------------------------------------------------
100-16        4.413   4.413   4.411     4.400    4.383     4.362    4.330   4.286     4.238    4.181   4.051  3.877 Yield
100-16           94      94      95       101      110       119      130     145       155      165     180    185 Spread
          ----------------------------------------------------------------------------------------------------------
100-20        4.379   4.379   4.376     4.364    4.345     4.320    4.283   4.232     4.177    4.112   3.962  3.760 Yield
100-20           91      91      92        98      106       115      126     139       149      158     171    173 Spread
          ----------------------------------------------------------------------------------------------------------
100-24        4.345   4.345   4.342     4.328    4.306     4.278    4.236   4.179     4.116    4.042   3.872  3.644 Yield
100-24           87      87      88        94      102       110      121     134       143      151     162    161 Spread
          ----------------------------------------------------------------------------------------------------------
100-28        4.311   4.311   4.308     4.292    4.268     4.236    4.189   4.126     4.056    3.973   3.783  3.528 Yield
100-28           84      84      85        91       98       106      116     129       137      144     153    150 Spread
          ----------------------------------------------------------------------------------------------------------
101-00        4.277   4.277   4.274     4.256    4.229     4.194    4.143   4.072     3.995    3.903   3.694  3.412 Yield
101-00           80      80      81        87       94       102      112     123       131      137     144    138 Spread
          ----------------------------------------------------------------------------------------------------------
101-04        4.244   4.244   4.240     4.221    4.191     4.153    4.096   4.019     3.935    3.834   3.604  3.297 Yield
101-04           77      77      78        83       91        98      107     118       125      131     136    127 Spread
          ----------------------------------------------------------------------------------------------------------

WAL           4.078   4.078   4.033     3.834     3.56     3.258    2.892   2.506     2.185    1.896   1.457  1.111
Principal    Oct06-  Oct06-  Mar06-    Jul05-   Jan05-    Sep04-   Jun04-  Mar04-    Jan04-   Nov03-  Aug03-   May03-
 Window       Oct06   Oct06   Oct06     Oct06    Oct06     Oct06    Jul06   Jan06     Aug05    Mar05   Aug04    Mar04

LIBOR_1YR     1.975

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0209 P/Y -- Class: A2A --To Reset

Balance      $ 157,160,000.00      Delay                 0         Coupon  if curmonth le 55 then 2.453 else LIBOR_1YR + 1.25
Initial Coup            2.453      Dated           9/27/02
Settle                9/27/02      First Payment  10/25/02


Price    15 CPR,  20 CPR,   25 CPR,    30 CPR,   35 CPR,   40 CPR,  45 CPR,    50 CPR,   55 CPR,  60 CPR,   70 CPR,   80 CPR,
         Call (Y) Call (Y)  Call (Y)   Call (Y)  Call (Y)  Call (Y) Call (Y)   Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y)
         ------------------------------------------------------------------------------------------------------------------------
99-12      3.438    3.748     4.069      4.391     4.731     5.074    5.420      5.805     6.168    6.616     7.444     8.375 Yield
99-12        153      191       220        253       287       321      356        395       432      477       560       654 Spread
         ------------------------------------------------------------------------------------------------------------------------
99-16      3.243    3.490     3.746      4.003     4.274     4.548    4.824      5.131     5.420    5.776     6.436     7.176 Yield
99-16        134      165       188        214       241       269      296        327       357      393       459       534 Spread
         ------------------------------------------------------------------------------------------------------------------------
99-20      3.048    3.233     3.424      3.617     3.819     4.024    4.231      4.460     4.676    4.942     5.434     5.986 Yield
99-20        114      140       156        175       196       216      237        260       282      309       359       415 Spread
         ------------------------------------------------------------------------------------------------------------------------
99-24      2.853    2.976     3.104      3.232     3.366     3.503    3.640      3.792     3.935    4.112     4.438     4.804 Yield
99-24         95      114       124        137       150       164      178        193       208      226       260       297 Spread
         ------------------------------------------------------------------------------------------------------------------------
99-28      2.659    2.721     2.784      2.848     2.915     2.983    3.051      3.127     3.199    3.286     3.449     3.631 Yield
99-28         75       88        92         98       105       112      119        127       135      144       161       180 Spread
         ------------------------------------------------------------------------------------------------------------------------
100-00     2.466    2.466     2.466      2.466     2.466     2.466    2.466      2.466     2.466    2.466     2.466     2.466 Yield
100-00        56       63        60         60        60        61       61         61        61       62        63        63 Spread
         ------------------------------------------------------------------------------------------------------------------------
100-04     2.273    2.211     2.148      2.085     2.018     1.950    1.883      1.807     1.736    1.649     1.489     1.309 Yield
100-04        37       37        28         22        16         9        2         -5       -12      -20       -35       -53 Spread
         ------------------------------------------------------------------------------------------------------------------------
100-08     2.080    1.958     1.832      1.705     1.572     1.437    1.302      1.152     1.011    0.838     0.518     0.161 Yield
100-08        17       12        -3        -16       -29       -42      -56        -70       -84     -101      -132      -167 Spread
         ------------------------------------------------------------------------------------------------------------------------
100-12     1.888    1.705     1.516      1.326     1.127     0.926    0.724      0.500     0.289    0.030    -0.447    -0.980 Yield
100-12        -2      -13       -35        -54       -73       -93     -114       -136      -156     -182      -229      -282 Spread
         ------------------------------------------------------------------------------------------------------------------------
100-16     1.697    1.453     1.202      0.949     0.684     0.417    0.149     -0.149    -0.429   -0.773    -1.405    -2.112 Yield
100-16       -21      -38       -66        -91      -118      -144     -171       -201      -228     -262      -325      -395 Spread
         ------------------------------------------------------------------------------------------------------------------------
100-20     1.506    1.201     0.888      0.573     0.243    -0.090   -0.424     -0.795    -1.143   -1.571    -2.358    -3.236 Yield
100-20       -40      -64       -98       -129      -162      -195     -228       -265      -300     -342      -420      -507 Spread
         ------------------------------------------------------------------------------------------------------------------------

WAL         0.661      0.5       0.4      0.333     0.283     0.246    0.217      0.192     0.173    0.155     0.129     0.109
Principal  Oct02-   Oct02-    Oct02-     Oct02-    Oct02-    Oct02-   Oct02-     Oct02-    Oct02-   Oct02-    Oct02-    Oct02-
Window      Jan04    Sep03     Jul03      May03     Apr03     Mar03    Feb03      Jan03     Jan03    Dec02     Dec02     Nov02

LIBOR_1YR   1.975

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0209 - Price/Yield - A2B --To Reset

Balance    $     228,293,000.00    Delay     GSR0209 P/Y -- Class: A1A     Coupon if curmonth le 55 then 3.419 else LIBOR_1YR + 1.25
Initial Coup           3.419       Dated              9/27/02
Settle               9/27/02       First Payment     10/25/02

Price      15 CPR,   20 CPR,   25 CPR,  30 CPR,  35 CPR,   40 CPR,   45 CPR,  50 CPR,   55 CPR,  60 CPR,   70 CPR,     80 CPR,
           Call(Y)   Call(Y)   Call(Y)  Call(Y)  Call(Y)   Call(Y)   Call(Y)  Call(Y)   Call(Y)  Call (Y)  Call(Y)     Call(Y)
          -------------------------------------------------------------------------------------------------------------------
99-12         3.706     3.791     3.881    3.976    4.077     4.185     4.301    4.425     4.563    4.710     5.068    5.557 Yield
99-12            82       124       154      179      201       219       236      252       269      287       320      369 Spread
          -------------------------------------------------------------------------------------------------------------------
99-16         3.653     3.721     3.793    3.869    3.949     4.036     4.128    4.228     4.338    4.456     4.741    5.131 Yield
99-16            77       117       145      169      188       204       218      232       247      261       287      327 Spread
          -------------------------------------------------------------------------------------------------------------------
99-20         3.601     3.652     3.705    3.762    3.823     3.887     3.957    4.031     4.114    4.202     4.415    4.707 Yield
99-20            72       110       136      158      176       189       201      213       224      236       255      284 Spread
          -------------------------------------------------------------------------------------------------------------------
99-24         3.548     3.582     3.618    3.656    3.696     3.739     3.785    3.835     3.890    3.948     4.090    4.284 Yield
99-24            67       103       128      147      163       174       184      193       202      211       222      242 Spread
          ----------------------------------------------------------------------------------------------------------
99-28         3.496     3.513     3.531    3.550    3.570     3.591     3.614    3.639     3.666    3.696     3.766    3.863 Yield
99-28            61        96       119      137      150       159       167      173       180      185       190      200 Spread
          -------------------------------------------------------------------------------------------------------------------
100-00        3.443     3.443     3.443    3.443    3.443     3.443     3.443    3.443     3.443    3.443     3.444    3.444 Yield
100-00           56        89       110      126      138       145       150      154       157      160       158      158 Spread
          -------------------------------------------------------------------------------------------------------------------
100-04        3.391     3.374     3.357    3.338    3.318     3.296     3.273    3.249     3.221    3.192     3.122    3.025 Yield
100-04           51        82       101      116      125       130       133      134       135      135       126      116 Spread
          -------------------------------------------------------------------------------------------------------------------
100-08        3.339     3.305     3.270    3.232    3.192     3.149     3.103    3.054     2.999    2.941     2.801    2.608 Yield
100-08           46        75        93      105      113       115       116      115       113      110        93       75 Spread
          -------------------------------------------------------------------------------------------------------------------
100-12        3.287     3.236     3.183    3.126    3.067     3.003     2.934    2.860     2.778    2.691     2.481    2.193 Yield
100-12           40        68        84       95      100       101        99       96        91       85        61       33 Spread
          -------------------------------------------------------------------------------------------------------------------
100-16        3.235     3.167     3.097    3.021    2.942     2.856     2.764    2.666     2.558    2.442     2.161    1.779 Yield
100-16           35        61        75       84       88        86        82       76        69       60        30       -8 Spread
          -------------------------------------------------------------------------------------------------------------------
100-20        3.183     3.099     3.010    2.916    2.817     2.710     2.596    2.473     2.337    2.193     1.843    1.366 Yield
100-20           30        54        67       73       75        71        65       57        47       35        -2      -50 Spread
          -------------------------------------------------------------------------------------------------------------------

WAL           2.542     1.899       1.5    1.226    1.027     0.875     0.755    0.659     0.577    0.509     0.397    0.305
Principal    Jan04-    Sep03-    Jul03-   May03-   Apr03-    Mar03-    Feb03-   Jan03-    Jan03-   Dec02-    Dec02-     Nov02-
Window        Aug06     Aug05     Jan05    Aug04    Apr04     Jan04     Nov03    Sep03     Aug03    Jun03     Apr03      Mar03

LIBOR_1YR     1.975

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0209 P/Y -- Class: A2C --To Reset

Balance      $ 37,920,000.00    Delay               24      Coupon   if curmonth le 55 then 4.018 else LIBOR_1YR + 1.25
Initial Coup        4.018       Dated          9/1/02
Settle            9/27/02       First Payment 10/25/02

Price      15 CPR,   20 CPR,  25 CPR,   30 CPR,   35 CPR,  40 CPR,  45 CPR,   50 CPR,   55 CPR,   60 CPR,   70 CPR,     80 CPR,
           Call(Y)   Call(Y)  Call(Y)   Call(Y)   Call(Y)  Call(Y)  Call(Y)   Call(Y)   Call(Y)  Call (Y)   Call(Y)     Call(Y)
          --------------------------------------------------------------------------------------------------------------------
99-12         4.145     4.175    4.206     4.239     4.274    4.312    4.352     4.396     4.444     4.498     4.628    4.797 Yield
99-12            62       104      137       163       187      207      224       239       249       254       267      284 Spread
          --------------------------------------------------------------------------------------------------------------------
99-16         4.113     4.131    4.152     4.173     4.196    4.221    4.247     4.275     4.307     4.342     4.426    4.536 Yield
99-16            59        99      132       156       179      198      213       226       235       238       247      258 Spread
          --------------------------------------------------------------------------------------------------------------------
99-20         4.080     4.089    4.098     4.108     4.118    4.130    4.142     4.155     4.169     4.185     4.224    4.275 Yield
99-20            56        95      127       150       171      189      203       214       221       223       227      232 Spread
          --------------------------------------------------------------------------------------------------------------------
99-24         4.047     4.046    4.044     4.042     4.041    4.039    4.037     4.035     4.032     4.029     4.023    4.015 Yield
99-24            53        91      121       143       164      180      192       202       207       207       206      206 Spread
          --------------------------------------------------------------------------------------------------------------------
99-28         4.014     4.003    3.990     3.977     3.963    3.948    3.932     3.914     3.895     3.874     3.822    3.755 Yield
99-28            49        87      116       137       156      171      182       190       194       192       186      180 Spread
          --------------------------------------------------------------------------------------------------------------------
100-00        3.982     3.960    3.937     3.912     3.886    3.858    3.827     3.795     3.759     3.718     3.622    3.496 Yield
100-00           46        82      110       130       148      162      171       178       180       176       166      154 Spread
          --------------------------------------------------------------------------------------------------------------------
100-04        3.949     3.917    3.883     3.847     3.809    3.767    3.723     3.675     3.622     3.563     3.422    3.238 Yield
100-04           43        78      105       124       141      153      161       166       166       160       146      128 Spread
          --------------------------------------------------------------------------------------------------------------------
100-08        3.917     3.875    3.830     3.782     3.732    3.677    3.619     3.555     3.486     3.409     3.222    2.980 Yield
100-08           40        74      100       117       133      144      150       154       153       145       126      102 Spread
          --------------------------------------------------------------------------------------------------------------------
100-12        3.884     3.832    3.777     3.718     3.655    3.587    3.515     3.436     3.350     3.254     3.023    2.723 Yield
100-12           36        69       94       111       125      135      140       143       139       130       106       76 Spread
          --------------------------------------------------------------------------------------------------------------------
100-16        3.852     3.790    3.724     3.653     3.578    3.497    3.411     3.317     3.215     3.100     2.825    2.467 Yield
100-16           33        65       89       104       117      126      130       131       126       114        87       51 Spread
          --------------------------------------------------------------------------------------------------------------------
100-20        3.819     3.747    3.670     3.589     3.501    3.407    3.307     3.198     3.080     2.946     2.627    2.211 Yield
100-20           30        61       84        98       110      117      119       119       112        99        67       25 Spread
          --------------------------------------------------------------------------------------------------------------------

WAL           4.232     3.163    2.492     2.033     1.699    1.443    1.244     1.082     0.947      0.83     0.641    0.494
Principal    Aug06-    Aug05-   Jan05-    Aug04-    Apr04-   Jan04-   Nov03-    Sep03-    Aug03-    Jun03-    Apr03-    Mar03-
Window        Mar07     Feb06    May05     Nov04     Jul04    Apr04    Jan04     Nov03     Sep03     Aug03     May03     Mar03

LIBOR_1YR     1.975

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0209 P/Y -- Class: A2D --To Reset

Balance     $ 331,691,000.00     Delay              24            Coupon   if curmonth le 55 then 4.848 else LIBOR_1YR + 1.25
Initial Coup           4.848     Dated          9/1/02
Settle               9/27/02     First Payment 10/25/02

Price    15 CPR,   20 CPR,   25 CPR,    30 CPR,  35 CPR,   40 CPR,   45 CPR,   50 CPR,   55 CPR,  60 CPR,   70 CPR,     80 CPR,
         Call(Y)   Call(Y)   Call(Y)    Call(Y)  Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)  Call (Y)  Call(Y)     Call(Y)
        ----------------------------------------------------------------------------------------------------------------------
100-12    4.724     4.719      4.706     4.689    4.668      4.641    4.603     4.561     4.515    4.460     4.335      4.167 Yield
100-12      110       114        122       133      145        156      173       185       195      206       218        221 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-16    4.693     4.687      4.672     4.652    4.628      4.595    4.551     4.501     4.447    4.383     4.235      4.037 Yield
100-16      107       111        119       129      141        152      167       179       188      198       208        208 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-20    4.662     4.655      4.638     4.615    4.587      4.550    4.498     4.441     4.379    4.305     4.136      3.908 Yield
100-20      103       107        115       126      137        147      162       173       181      190       198        195 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-24    4.632     4.623      4.604     4.578    4.546      4.504    4.446     4.382     4.311    4.228     4.036      3.778 Yield
100-24      100       104        112       122      132        143      157       167       174      182       188        182 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-28    4.601     4.592      4.571     4.541    4.506      4.459    4.394     4.322     4.243    4.150     3.937      3.649 Yield
100-28       97       101        109       118      128        138      152       161       168      175       178        169 Spread
        ----------------------------------------------------------------------------------------------------------------------
101-00    4.570     4.560      4.537     4.505    4.465      4.414    4.342     4.263     4.175    4.073     3.837      3.521 Yield
101-00       94        98        105       115      124        134      146       155       161      167       168        156 Spread
        ----------------------------------------------------------------------------------------------------------------------
101-04    4.540     4.528      4.503     4.468    4.425      4.368    4.290     4.203     4.108    3.996     3.738      3.392 Yield
101-04       91        95        102       111      120        129      141       149       154      159       158        143 Spread
        ----------------------------------------------------------------------------------------------------------------------
101-08    4.509     4.497      4.469     4.431    4.384      4.323    4.238     4.144     4.040    3.919     3.639      3.264 Yield
101-08       88        92         98       107      116        125      136       143       147      151       148        131 Spread
        ----------------------------------------------------------------------------------------------------------------------
101-12    4.479     4.465      4.436     4.395    4.344      4.278    4.186     4.085     3.973    3.842     3.541      3.136 Yield
101-12       85        89         95       104      112        120      131       137       141      144       139        118 Spread
        ----------------------------------------------------------------------------------------------------------------------
101-16    4.448     4.434      4.402     4.358    4.304      4.233    4.135     4.026     3.906    3.766     3.442      3.008 Yield
101-16       82        85         92       100      108        116      126       131       134      136       129        105 Spread
        ---------------------------------------------------------------------------------------------------------------------
101-20    4.418     4.403      4.368     4.321    4.264      4.188    4.083     3.967     3.839    3.689     3.344      2.881 Yield
101-20       79        82         88        96      104        111      121       126       127      128       119         92 Spread
        ----------------------------------------------------------------------------------------------------------------------

WAL         4.578     4.424      4.115     3.754    3.388      3.003    2.586     2.243     1.956    1.701     1.308      0.999
Principal   Mar07-    Feb06-     May05-    Nov04-   Jul04-     Apr04-   Jan04-    Nov03-    Sep03-   Aug03-    May03-      Mar03-
Window       Apr07     Apr07      Apr07     Apr07    Apr07      Feb07    Jul06     Jan06     Aug05    Mar05     Aug04       Mar04
LIBOR_1YR   1.975

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0209 P/Y -- Class: B1 -- To Call

Balance       $ 18,938,000.00                    Delay                      24
Initial Coup            5.048                    Dated                  9/1/02
Settle                9/27/02                    First Payment        10/25/02

Price     15 CPR,   20 CPR,  25 CPR,   30 CPR,   35 CPR,   40 CPR,   45 CPR,   50 CPR,  55 CPR,   60 CPR,   70 CPR,    80 CPR,
          Call(Y)   Call(Y)  Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)  Call(Y)  Call (Y)   Call(Y)    Call(Y)
          --------------------------------------------------------------------------------------------------------------------
99-12        4.484     4.710    4.876      5.008    5.125     5.194     5.213     5.227    5.241     5.259     5.306    5.356 Yield
99-12           72       130      167        201      232       254       270       283      293       304       331      350 Spread
          --------------------------------------------------------------------------------------------------------------------
99-16        4.465     4.686    4.847      4.976    5.088     5.152     5.166     5.173    5.181     5.191     5.218    5.246 Yield
99-16           70       128      164        198      228       250       265       277      287       298       322      339 Spread
          --------------------------------------------------------------------------------------------------------------------
99-20        4.445     4.662    4.819      4.943    5.051     5.110     5.118     5.120    5.122     5.124     5.130    5.136 Yield
99-20           68       125      161        195      224       246       260       272      281       291       313      328 Spread
          --------------------------------------------------------------------------------------------------------------------
99-24        4.426     4.637    4.790      4.910    5.014     5.068     5.071     5.067    5.062     5.056     5.042    5.026 Yield
99-24           66       123      158        192      221       242       256       267      275       284       304      317 Spread
          --------------------------------------------------------------------------------------------------------------------
99-28        4.407     4.613    4.762      4.878    4.977     5.026     5.024     5.014    5.003     4.989     4.954    4.917 Yield
99-28           64       120      155        188      217       238       251       261      269       277       296      306 Spread
          --------------------------------------------------------------------------------------------------------------------
100-00       4.388     4.589    4.733      4.845    4.940     4.985     4.977     4.961    4.943     4.922     4.866    4.808 Yield
100-00          62       118      152        185      213       233       246       256      264       271       287      295 Spread
          --------------------------------------------------------------------------------------------------------------------
100-04       4.368     4.565    4.705      4.813    4.903     4.943     4.930     4.908    4.884     4.855     4.778    4.699 Yield
100-04          60       115      150        182      210       229       241       251      258       264       278      284 Spread
          --------------------------------------------------------------------------------------------------------------------
100-08       4.349     4.541    4.676      4.780    4.867     4.902     4.883     4.855    4.825     4.788     4.691    4.590 Yield
100-08          59       113      147        179      206       225       237       245      252       257       269      273 Spread
          --------------------------------------------------------------------------------------------------------------------
100-12       4.330     4.517    4.648      4.748    4.830     4.860     4.836     4.802    4.766     4.721     4.604    4.481 Yield
100-12          57       111      144        175      202       221       232       240      246       251       261      262 Spread
          --------------------------------------------------------------------------------------------------------------------
100-16       4.311     4.493    4.620      4.716    4.793     4.819     4.790     4.749    4.707     4.654     4.516    4.373 Yield
100-16          55       108      141        172      199       217       227       235      240       244       252      251 Spread
          --------------------------------------------------------------------------------------------------------------------
100-20       4.292     4.469    4.591      4.683    4.757     4.777     4.743     4.697    4.649     4.587     4.429    4.265 Yield
100-20          53       106      138        169      195       213       223       230      234       237       243      240 Spread
          --------------------------------------------------------------------------------------------------------------------

WAL          8.206     6.262    5.152      4.423    3.842     3.352     2.934     2.579    2.289         2     1.513    1.204
Principal   Oct02-    Oct02-   Oct02-     Oct02-   Oct02-    Oct02-    Oct02-    Oct02-   Oct02-    Oct02-    Oct02-     Oct02-
Window       Feb15     Mar12    Apr10      Dec08    Dec07     Feb07     Jul06     Jan06    Aug05     Mar05     Aug04      Mar04

LIBOR_1YR    1.975

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0209 P/Y -- Class: B2 -- To Call

Balance      $ 5,499,000.00           Delay                      24
Initial Coup          5.296           Dated                  9/1/02
Settle              9/27/02           First Payment        10/25/02

Price      15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,   40 CPR,   45 CPR,   50 CPR,   55 CPR,   60 CPR,  70 CPR,   80 CPR,
           Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)  Call (Y)  Call(Y)   Call(Y)
          --------------------------------------------------------------------------------------------------------------------
99-12        4.740     4.964     5.128     5.259     5.374     5.442     5.461     5.473     5.487     5.504    5.549   5.596 Yield
99-12           98       155       192       226       257       279       294       307       318       329      355     373 Spread
          --------------------------------------------------------------------------------------------------------------------
99-16        4.720     4.940     5.099     5.226     5.337     5.400     5.413     5.420     5.427     5.436    5.460   5.485 Yield
99-16           96       153       189       223       253       275       290       302       312       322      346     362 Spread
          --------------------------------------------------------------------------------------------------------------------
99-20        4.701     4.915     5.070     5.193     5.300     5.358     5.366     5.366     5.367     5.368    5.372   5.375 Yield
99-20           94       150       186       220       249       271       285       296       306       315      337     351 Spread
          --------------------------------------------------------------------------------------------------------------------
99-24        4.681     4.891     5.042     5.160     5.262     5.316     5.318     5.313     5.307     5.301    5.283   5.265 Yield
99-24           92       148       183       217       245       267       280       291       300       309      329     340 Spread
          --------------------------------------------------------------------------------------------------------------------
99-28        4.662     4.866     5.013     5.128     5.225     5.274     5.271     5.260     5.248     5.233    5.195   5.155 Yield
99-28           90       146       180       213       242       262       275       286       294       302      320     329 Spread
          --------------------------------------------------------------------------------------------------------------------
100-00       4.642     4.842     4.984     5.095     5.188     5.232     5.223     5.206     5.188     5.165    5.107   5.046 Yield
100-00          88       143       178       210       238       258       271       280       288       295      311     318 Spread
          --------------------------------------------------------------------------------------------------------------------
100-04       4.623     4.818     4.955     5.062     5.151     5.190     5.176     5.153     5.129     5.098    5.019   4.937 Yield
100-04          86       141       175       207       234       254       266       275       282       288      302     308 Spread
          --------------------------------------------------------------------------------------------------------------------
100-08       4.604     4.793     4.927     5.029     5.114     5.148     5.129     5.100     5.070     5.031    4.931   4.827 Yield
100-08          84       138       172       203       231       250       261       270       276       282      293     297 Spread
          --------------------------------------------------------------------------------------------------------------------
100-12       4.584     4.769     4.898     4.997     5.078     5.107     5.082     5.047     5.010     4.964    4.844   4.719 Yield
100-12          82       136       169       200       227       246       257       265       270       275      285     286 Spread
          --------------------------------------------------------------------------------------------------------------------
100-16       4.565     4.745     4.870     4.964     5.041     5.065     5.035     4.994     4.951     4.897    4.756   4.610 Yield
100-16          80       133       166       197       223       241       252       259       264       268      276     275 Spread
          --------------------------------------------------------------------------------------------------------------------
100-20       4.546     4.721     4.841     4.932     5.004     5.024     4.988     4.941     4.892     4.830    4.669   4.501 Yield
100-20          78       131       163       194       220       237       247       254       258       261      267     264 Spread
          --------------------------------------------------------------------------------------------------------------------

WAL          8.206     6.262     5.152     4.423     3.842     3.352     2.934     2.579     2.289         2    1.513   1.204
Principal   Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-   Oct02-      Oct02-
Window       Feb15     Mar12     Apr10     Dec08     Dec07     Feb07     Jul06     Jan06     Aug05     Mar05    Aug04       Mar04

LIBOR_1YR    1.975

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0209 P/Y -- Class: B3 -- To Call

Balance       $ 4,276,000.00                     Delay                     24
Initial Coup           5.617                     Dated                 9/1/02
Settle               9/27/02                     First Payment       10/25/02

Price     15 CPR,   20 CPR,   25 CPR,  30 CPR,   35 CPR,   40 CPR,   45 CPR,   50 CPR,  55 CPR,   60 CPR,   70 CPR,    80 CPR,
          Call(Y)   Call(Y)   Call(Y)  Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)  Call(Y)  Call (Y)   Call(Y)    Call(Y)
         --------------------------------------------------------------------------------------------------------------------
98-03       5.276     5.548     5.755    5.926     6.084     6.200     6.274     6.348    6.425     6.524     6.779    7.047 Yield
98-03         151       214       255      293       328       355       376       395      412       431       478      519 Spread
         --------------------------------------------------------------------------------------------------------------------
98-07       5.256     5.523     5.725    5.892     6.046     6.157     6.225     6.293    6.364     6.455     6.689    6.934 Yield
98-07         149       211       252      290       324       351       371       389      406       424       469      507 Spread
         --------------------------------------------------------------------------------------------------------------------
98-11       5.236     5.498     5.696    5.858     6.007     6.114     6.177     6.238    6.303     6.385     6.598    6.821 Yield
98-11         147       209       249      286       320       346       366       384      399       417       460      496 Spread
         --------------------------------------------------------------------------------------------------------------------
98-15       5.216     5.473     5.666    5.824     5.969     6.071     6.128     6.184    6.242     6.316     6.508    6.708 Yield
98-15         145       206       246      283       316       342       361       378      393       410       451      485 Spread
         -----------------------------------------------------------------------------------------------------------
98-19       5.196     5.447     5.637    5.791     5.931     6.028     6.080     6.129    6.181     6.247     6.417    6.596 Yield
98-19         143       204       243      280       312       338       356       373      387       403       442      474 Spread
         --------------------------------------------------------------------------------------------------------------------
98-23       5.176     5.422     5.607    5.757     5.893     5.985     6.031     6.075    6.120     6.178     6.327    6.484 Yield
98-23         141       201       240      276       309       333       352       367      381       396       433      462 Spread
         --------------------------------------------------------------------------------------------------------------------
98-27       5.155     5.397     5.578    5.724     5.855     5.942     5.983     6.020    6.059     6.109     6.238    6.372 Yield
98-27         139       199       237      273       305       329       347       362      375       389       424      451 Spread
         --------------------------------------------------------------------------------------------------------------------
98-31       5.135     5.372     5.548    5.690     5.818     5.900     5.935     5.966    5.998     6.040     6.148    6.261 Yield
98-31         137       196       234      269       301       325       342       356      369       383       415      440 Spread
         --------------------------------------------------------------------------------------------------------------------
99-03       5.115     5.347     5.519    5.657     5.780     5.857     5.887     5.912    5.938     5.972     6.058    6.149 Yield
99-03         135       194       231      266       297       321       337       351      363       376       406      429 Spread
         --------------------------------------------------------------------------------------------------------------------
99-07       5.095     5.323     5.490    5.623     5.742     5.814     5.839     5.858    5.877     5.903     5.969    6.038 Yield
99-07         133       191       228      263       293       316       332       346      357       369       397      418 Spread
         --------------------------------------------------------------------------------------------------------------------
99-11       5.076     5.298     5.460    5.590     5.704     5.772     5.791     5.804    5.817     5.835     5.880    5.927 Yield
99-11         131       189       225      259       290       312       327       340      351       362       388      407 Spread
         --------------------------------------------------------------------------------------------------------------------

WAL         8.206     6.262     5.152    4.423     3.842     3.352     2.934     2.579    2.289         2     1.513    1.204
Principal  Oct02-    Oct02-    Oct02-   Oct02-    Oct02-    Oct02-    Oct02-    Oct02-   Oct02-    Oct02-    Oct02-    Oct02-
Window      Feb15     Mar12     Apr10    Dec08     Dec07     Feb07     Jul06     Jan06    Aug05     Mar05     Aug04     Mar04

LIBOR_1YR   1.975

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0209 - Price/Yield - A1A -- To Reset

Balance    $  283,320,000.00         Delay                0    Coupon   if curmonth le 49 then 2.882 else LIBOR_1YR + 1.25
Initial Coup           2.882         Dated          9/27/02
Settle               9/27/02         First Payment 10/25/02

Price      15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,  40 CPR,  45 CPR,  50 CPR,  55 CPR,  60 CPR,  70 CPR,  80 CPR,
           Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)  Call(Y)  Call(Y)  Call(Y)  Call(Y)  Call(Y)  Call(Y)  Call(Y)
          --------------------------------------------------------------------------------------------------------------
99-12         3.187    3.255    3.346    3.444     3.549     3.660    3.779    3.907   4.048    4.202    4.565    5.049 Yield
99-12            42       72      102      128       150       167      184      201     218      236      270      319 Spread
          --------------------------------------------------------------------------------------------------------------
99-16         3.129    3.184    3.256    3.335     3.418     3.507    3.602    3.705   3.817    3.940    4.229    4.616 Yield
99-16            36       65       93      117       137       152      166      181     195      210      236      275 Spread
          --------------------------------------------------------------------------------------------------------------
99-20         3.071    3.112    3.167    3.226     3.288     3.354    3.426    3.502   3.587    3.679    3.895    4.184 Yield
99-20            30       58       84      106       124       137      149      161     172      184      203      232 Spread
          --------------------------------------------------------------------------------------------------------------
99-24         3.014    3.041    3.077    3.117     3.158     3.202    3.250    3.301   3.357    3.418    3.562    3.754 Yield
99-24            24       51       75       95       111       122      131      140     149      158      170      189 Spread
          -----------------------------------------------------------------------------------------------------
99-28         2.957    2.970    2.988    3.008     3.029     3.051    3.074    3.100   3.128    3.158    3.230    3.326 Yield
99-28            19       44       66       84        98       106      114      120     126      132      136      146 Spread
          --------------------------------------------------------------------------------------------------------------
100-00        2.899    2.899    2.899    2.899     2.899     2.899    2.899    2.899   2.899    2.899    2.899    2.899 Yield
100-00           13       37       58       73        85        91       96      100     104      106      103      104 Spread
          --------------------------------------------------------------------------------------------------------------
100-04        2.842    2.829    2.811    2.791     2.770     2.748    2.725    2.699   2.672    2.641    2.570    2.474 Yield
100-04            7       29       49       63        72        76       79       80      81       80       70       61 Spread
          --------------------------------------------------------------------------------------------------------------
100-08        2.785    2.758    2.722    2.683     2.642     2.598    2.551    2.500   2.445    2.384    2.241    2.051 Yield
100-08            2       22       40       52        59        61       61       60      58       55       38       19 Spread
          --------------------------------------------------------------------------------------------------------------
100-12        2.728    2.688    2.634    2.575     2.514     2.448    2.377    2.301   2.218    2.127    1.914    1.629 Yield
100-12           -4       15       31       41        46        46       44       40      36       29        5      -23 Spread
          --------------------------------------------------------------------------------------------------------------
100-16        2.672    2.618    2.546    2.468     2.386     2.298    2.204    2.103   1.992    1.871    1.587    1.209 Yield
100-16          -10        8       22       30        34        31       27       21      13        3      -28      -65 Spread
          --------------------------------------------------------------------------------------------------------------
100-20        2.615    2.548    2.458    2.361     2.258     2.149    2.032    1.905   1.767    1.616    1.262    0.791 Yield
100-20          -15        1       13       20        21        16        9        1     -10      -22      -60     -107 Spread
          --------------------------------------------------------------------------------------------------------------

WAL           2.318     1.86    1.469    1.198     1.002     0.853    0.736    0.641   0.562    0.495    0.386    0.299
Principal    Oct02-   Oct02-   Oct02-   Oct02-    Oct02-    Oct02-   Oct02-   Oct02-  Oct02-   Oct02-   Oct02-     Oct02-
 Window       Oct06    Oct06    Mar06    Jul05     Jan05     Sep04    Jun04    Mar04   Jan04    Nov03    Aug03      May03

LIBOR_1YR     1.975

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0209 P/Y -- Class: A1B -- To Call

Balance      $ 149,262,000.00           Delay                   24      Coupon   if curmonth le 49 then 4.589 else LIBOR_1YR + 1.25
Initial Coup            4.589           Dated               9/1/02
Settle                9/27/02           First Payment     10/25/02

Price    15 CPR,    20 CPR,   25 CPR,   30 CPR,  35 CPR,   40 CPR,   45 CPR,   50 CPR,    55 CPR,   60 CPR,   70 CPR,   80 CPR,
         Call(Y)    Call(Y)   Call(Y)   Call(Y)  Call(Y)   Call(Y)   Call(Y)   Call(Y)    Call(Y)   Call(Y)   Call(Y)   Call(Y)
         ---------------------------------------------------------------------------------------------------------------------
99-28      3.877     4.041     4.209     4.344     4.450    4.536     4.565      4.555     4.544     4.531     4.502   4.462 Yield
99-28        -71       -22        26        66       101      132       154        172       186       200       225     243 Spread
         --------------------------------------------------------------------------------------------------------------------
100-00     3.860     4.021     4.184     4.315     4.415    4.495     4.517      4.501     4.483     4.461     4.411   4.345 Yield
100-00       -73       -24        24        63        97      128       149        166       180       193       216     232 Spread
         --------------------------------------------------------------------------------------------------------------------
100-04     3.844     4.000     4.159     4.285     4.380    4.454     4.470      4.447     4.421     4.391     4.321   4.228 Yield
100-04       -74       -26        21        60        94      124       145        161       174       186       207     220 Spread
         --------------------------------------------------------------------------------------------------------------------
100-08     3.828     3.980     4.135     4.255     4.345    4.413     4.423      4.393     4.360     4.321     4.231   4.110 Yield
100-08       -76       -28        19        57        90      120       140        155       168       179       198     208 Spread
         --------------------------------------------------------------------------------------------------------------------
100-12     3.812     3.960     4.110     4.225     4.310    4.372     4.376      4.340     4.299     4.251     4.141   3.993 Yield
100-12       -77       -30        16        54        87      116       135        150       162       172       189     196 Spread
         --------------------------------------------------------------------------------------------------------------------
100-16     3.796     3.940     4.085     4.196     4.275    4.331     4.330      4.286     4.238     4.181     4.051   3.877 Yield
100-16       -79       -32        14        51        83      112       130        145       155       165       180     185 Spread
         --------------------------------------------------------------------------------------------------------------------
100-20     3.780     3.919     4.060     4.166     4.240    4.290     4.283      4.232     4.177     4.112     3.962   3.760 Yield
100-20       -81       -34        11        48        80      108       126        139       149       158       171     173 Spread
         --------------------------------------------------------------------------------------------------------------------
100-24     3.764     3.899     4.036     4.137     4.205    4.250     4.236      4.179     4.116     4.042     3.872   3.644 Yield
100-24       -82       -36         9        45        76      104       121        134       143       151       162     161 Spread
         --------------------------------------------------------------------------------------------------------------------
100-28     3.748     3.879     4.011     4.107     4.170    4.209     4.189      4.126     4.056     3.973     3.783   3.528 Yield
100-28       -84       -38         6        42        73      100       116        129       137       144       153     150 Spread
         --------------------------------------------------------------------------------------------------------------------
101-00     3.732     3.859     3.986     4.078     4.136    4.169     4.143      4.072     3.995     3.903     3.694   3.412 Yield
101-00       -85       -40         4        39        69       96       112        123       131       137       144     138 Spread
         --------------------------------------------------------------------------------------------------------------------
101-04     3.716     3.839     3.962     4.048     4.101    4.128     4.096      4.019     3.935     3.834     3.604   3.297 Yield
101-04       -87       -42         1        36        66       92       107        118       125       131       136     127 Spread
         --------------------------------------------------------------------------------------------------------------------

WAL        9.665     7.359     5.842     4.774     3.984     3.36     2.892      2.506     2.185     1.896     1.457   1.111
Principal  Aug08-    Mar07-    Mar06-    Jul05-    Jan05-  Sep04-    Jun04-     Mar04-    Jan04-    Nov03-    Aug03-   May03-
Window      Feb15     Mar12     Apr10     Dec08     Dec07   Feb07     Jul06      Jan06     Aug05     Mar05     Aug04    Mar04

LIBOR_1YR  1.975

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0209 P/Y -- Class: A2A -- To Call

Balance    $    157,160,000.00           Delay                   0       Coupon   if curmonth le 55 then 2.453 else LIBOR_1YR + 1.25
Initial Coup             2.453           Dated             9/27/02
Settle                 9/27/02           First Payment    10/25/02

Price    15 CPR,   20 CPR,   25 CPR,  30 CPR,    35 CPR,   40 CPR,   45 CPR,   50 CPR,   55 CPR,   60 CPR,   70 CPR,   80 CPR,
         Call(Y)   Call(Y)   Call(Y)  Call(Y)    Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)
         ---------------------------------------------------------------------------------------------------------------------
99-12      3.438    3.748     4.069     4.391     4.731     5.074     5.420      5.805    6.168     6.616     7.444     8.375 Yield
99-12        153      191       220       253       287       321       356        395      432       477       560       654 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-16      3.243    3.490     3.746     4.003     4.274     4.548     4.824      5.131    5.420     5.776     6.436     7.176 Yield
99-16        134      165       188       214       241       269       296        327      357       393       459       534 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-20      3.048    3.233     3.424     3.617     3.819     4.024     4.231      4.460    4.676     4.942     5.434     5.986 Yield
99-20        114      140       156       175       196       216       237        260      282       309       359       415 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-24      2.853    2.976     3.104     3.232     3.366     3.503     3.640      3.792    3.935     4.112     4.438     4.804 Yield
99-24         95      114       124       137       150       164       178        193      208       226       260       297 Spread
         ---------------------------------------------------------------------------------------------------------------------
99-28      2.659    2.721     2.784     2.848     2.915     2.983     3.051      3.127    3.199     3.286     3.449     3.631 Yield
99-28         75       88        92        98       105       112       119        127      135       144       161       180 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-00     2.466    2.466     2.466     2.466     2.466     2.466     2.466      2.466    2.466     2.466     2.466     2.466 Yield
100-00        56       63        60        60        60        61        61         61       61        62        63        63 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-04     2.273    2.211     2.148     2.085     2.018     1.950     1.883      1.807    1.736     1.649     1.489     1.309 Yield
100-04        37       37        28        22        16         9         2         -5      -12       -20       -35       -53 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-08     2.080    1.958     1.832     1.705     1.572     1.437     1.302      1.152    1.011     0.838     0.518     0.161 Yield
100-08        17       12        -3       -16       -29       -42       -56        -70      -84      -101      -132      -167 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-12     1.888    1.705     1.516     1.326     1.127     0.926     0.724      0.500    0.289     0.030    -0.447    -0.980 Yield
100-12        -2      -13       -35       -54       -73       -93      -114       -136     -156      -182      -229      -282 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-16     1.697    1.453     1.202     0.949     0.684     0.417     0.149     -0.149   -0.429    -0.773    -1.405    -2.112 Yield
100-16       -21      -38       -66       -91      -118      -144      -171       -201     -228      -262      -325      -395 Spread
         ---------------------------------------------------------------------------------------------------------------------
100-20     1.506    1.201     0.888     0.573     0.243    -0.090    -0.424     -0.795   -1.143    -1.571    -2.358    -3.236 Yield
100-20       -40      -64       -98      -129      -162      -195      -228       -265     -300      -342      -420      -507 Spread
         ---------------------------------------------------------------------------------------------------------------------

WAL        0.661      0.5       0.4     0.333     0.283     0.246     0.217      0.192    0.173     0.155     0.129     0.109
Principal Oct02-   Oct02-    Oct02-    Oct02-    Oct02-    Oct02-    Oct02-     Oct02-   Oct02-    Oct02-    Oct02-    Oct02-
Window     Jan04    Sep03     Jul03     May03     Apr03     Mar03     Feb03      Jan03    Jan03     Dec02     Dec02     Nov02

LIBOR_1YR  1.975

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0209 P/Y -- Class: A2B -- To Call

Balance      $ 228,293,000.00           Delay                 0        Coupon   if curmonth le 55 then 3.419 else LIBOR_1YR + 1.25
Initial Coup            3.419           Dated           9/27/02
Settle                9/27/02           First Payment  10/25/02

Price     15 CPR,   20 CPR,   25 CPR,    30 CPR,   35 CPR,   40 CPR,   45 CPR,   50 CPR,   55 CPR,  60 CPR,  70 CPR,   80 CPR,
          Call(Y)   Call(Y)   Call(Y)    Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)  Call(Y)  Call(Y)   Call(Y)
          -------------------------------------------------------------------------------------------------------------------
99-12      3.706     3.791      3.881     3.976     4.077     4.185     4.301     4.425     4.563    4.710     5.068   5.557 Yield
99-12         82       124        154       179       201       219       236       252       269      287       320     369 Spread
          -------------------------------------------------------------------------------------------------------------------
99-16      3.653     3.721      3.793     3.869     3.949     4.036     4.128     4.228     4.338    4.456     4.741   5.131 Yield
99-16         77       117        145       169       188       204       218       232       247      261       287     327 Spread
          -------------------------------------------------------------------------------------------------------------------
99-20      3.601     3.652      3.705     3.762     3.823     3.887     3.957     4.031     4.114    4.202     4.415   4.707 Yield
99-20         72       110        136       158       176       189       201       213       224      236       255     284 Spread
          -------------------------------------------------------------------------------------------------------------------
99-24      3.548     3.582      3.618     3.656     3.696     3.739     3.785     3.835     3.890    3.948     4.090   4.284 Yield
99-24         67       103        128       147       163       174       184       193       202      211       222     242 Spread
          -------------------------------------------------------------------------------------------------------------------
99-28      3.496     3.513      3.531     3.550     3.570     3.591     3.614     3.639     3.666    3.696     3.766   3.863 Yield
99-28         61        96        119       137       150       159       167       173       180      185       190     200 Spread
          -------------------------------------------------------------------------------------------------------------------
100-00     3.443     3.443      3.443     3.443     3.443     3.443     3.443     3.443     3.443    3.443     3.444   3.444 Yield
100-00        56        89        110       126       138       145       150       154       157      160       158     158 Spread
          -------------------------------------------------------------------------------------------------------------------
100-04     3.391     3.374      3.357     3.338     3.318     3.296     3.273     3.249     3.221    3.192     3.122   3.025 Yield
100-04        51        82        101       116       125       130       133       134       135      135       126     116 Spread
          -------------------------------------------------------------------------------------------------------------------
100-08     3.339     3.305      3.270     3.232     3.192     3.149     3.103     3.054     2.999    2.941     2.801   2.608 Yield
100-08        46        75         93       105       113       115       116       115       113      110        93      75 Spread
          -------------------------------------------------------------------------------------------------------------------
100-12     3.287     3.236      3.183     3.126     3.067     3.003     2.934     2.860     2.778    2.691     2.481   2.193 Yield
100-12        40        68         84        95       100       101        99        96        91       85        61      33 Spread
          -------------------------------------------------------------------------------------------------------------------
100-16     3.235     3.167      3.097     3.021     2.942     2.856     2.764     2.666     2.558    2.442     2.161   1.779 Yield
100-16        35        61         75        84        88        86        82        76        69       60        30      -8 Spread
          -------------------------------------------------------------------------------------------------------------------
100-20     3.183     3.099      3.010     2.916     2.817     2.710     2.596     2.473     2.337    2.193     1.843   1.366 Yield
100-20        30        54         67        73        75        71        65        57        47       35        -2     -50 Spread
          -------------------------------------------------------------------------------------------------------------------

WAL        2.542     1.899        1.5     1.226     1.027     0.875     0.755     0.659     0.577    0.509     0.397   0.305
Principal Jan04-    Sep03-     Jul03-    May03-    Apr03-    Mar03-    Feb03-    Jan03-    Jan03-   Dec02-    Dec02-   Nov02-
Window     Aug06     Aug05      Jan05     Aug04     Apr04     Jan04     Nov03     Sep03     Aug03    Jun03     Apr03    Mar03

LIBOR_1YR  1.975

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0209 P/Y -- Class: A2C -- To Call

Balance    $       37,920,000.0Delay                     24             Coupon   if curmonth le 55 then 4.018 else LIBOR_1YR + 1.25
Initial Coup   4.018           Dated                 9/1/02
Settle       9/27/02           First Payment       10/25/02

Price     15 CPR,   20 CPR,   25 CPR,  30 CPR,   35 CPR,   40 CPR,   45 CPR,    50 CPR,   55 CPR,   60 CPR,   70 CPR,   80 CPR,
          Call(Y)   Call(Y)   Call(Y)  Call(Y)   Call(Y)   Call(Y)   Call(Y)    Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)
          --------------------------------------------------------------------------------------------------------------------
99-12      4.145     4.175     4.206    4.239     4.274     4.312      4.352     4.396     4.444     4.498     4.628    4.797 Yield
99-12         62       104       137      163       187       207        224       239       249       254       267      284 Spread
          --------------------------------------------------------------------------------------------------------------------
99-16      4.113     4.131     4.152    4.173     4.196     4.221      4.247     4.275     4.307     4.342     4.426    4.536 Yield
99-16         59        99       132      156       179       198        213       226       235       238       247      258 Spread
          --------------------------------------------------------------------------------------------------------------------
99-20      4.080     4.089     4.098    4.108     4.118     4.130      4.142     4.155     4.169     4.185     4.224    4.275 Yield
99-20         56        95       127      150       171       189        203       214       221       223       227      232 Spread
          --------------------------------------------------------------------------------------------------------------------
99-24      4.047     4.046     4.044    4.042     4.041     4.039      4.037     4.035     4.032     4.029     4.023    4.015 Yield
99-24         53        91       121      143       164       180        192       202       207       207       206      206 Spread
          ---------------------------------------------------------------------------------------------------------------------
99-28      4.014     4.003     3.990    3.977     3.963     3.948      3.932     3.914     3.895     3.874     3.822    3.755 Yield
99-28         49        87       116      137       156       171        182       190       194       192       186      180 Spread
          --------------------------------------------------------------------------------------------------------------------
100-00     3.982     3.960     3.937    3.912     3.886     3.858      3.827     3.795     3.759     3.718     3.622    3.496 Yield
100-00        46        82       110      130       148       162        171       178       180       176       166      154 Spread
          --------------------------------------------------------------------------------------------------------------------
100-04     3.949     3.917     3.883    3.847     3.809     3.767      3.723     3.675     3.622     3.563     3.422    3.238 Yield
100-04        43        78       105      124       141       153        161       166       166       160       146      128 Spread
          --------------------------------------------------------------------------------------------------------------------
100-08     3.917     3.875     3.830    3.782     3.732     3.677      3.619     3.555     3.486     3.409     3.222    2.980 Yield
100-08        40        74       100      117       133       144        150       154       153       145       126      102 Spread
          --------------------------------------------------------------------------------------------------------------------
100-12     3.884     3.832     3.777    3.718     3.655     3.587      3.515     3.436     3.350     3.254     3.023    2.723 Yield
100-12        36        69        94      111       125       135        140       143       139       130       106       76 Spread
          --------------------------------------------------------------------------------------------------------------------
100-16     3.852     3.790     3.724    3.653     3.578     3.497      3.411     3.317     3.215     3.100     2.825    2.467 Yield
100-16        33        65        89      104       117       126        130       131       126       114        87       51 Spread
          --------------------------------------------------------------------------------------------------------------------
100-20     3.819     3.747     3.670    3.589     3.501     3.407      3.307     3.198     3.080     2.946     2.627    2.211 Yield
100-20        30        61        84       98       110       117        119       119       112        99        67       25 Spread
          --------------------------------------------------------------------------------------------------------------------
WAL        4.232     3.163     2.492    2.033     1.699     1.443      1.244     1.082     0.947      0.83     0.641    0.494
Principal Aug06-    Aug05-    Jan05-   Aug04-    Apr04-    Jan04-     Nov03-    Sep03-    Aug03-    Jun03-    Apr03-    Mar03-
Window     Mar07     Feb06     May05    Nov04     Jul04     Apr04      Jan04     Nov03     Sep03     Aug03     May03    Mar03

LIBOR_1YR  1.975

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0209 - Price/Yield - A2D -- To Call

Balance    $    331,691,000.00        Delay                  24          Coupon   if curmonth le 55 then 4.848 else LIBOR_1YR + 1.25
Initial Coup             4.848        Dated              9/1/02
Settle                 9/27/02        First Payment    10/25/02

Price     15 CPR,   20 CPR,  25 CPR,   30 CPR,   35 CPR,   40 CPR,   45 CPR,    50 CPR,   55 CPR,   60 CPR,   70 CPR,  80 CPR,
          Call(Y)   Call(Y)  Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)    Call(Y)   Call(Y)   Call(Y)   Call(Y)  Call(Y)
          --------------------------------------------------------------------------------------------------------------------
100-12      4.107    4.296    4.438     4.541     4.611     4.641      4.603     4.561     4.515     4.460     4.335    4.167 Yield
100-12        -35       19       63       101       133       156        173       185       195       206       218      221 Spread
          --------------------------------------------------------------------------------------------------------------------
100-16      4.089    4.273    4.411     4.508     4.571     4.595      4.551     4.501     4.447     4.383     4.235    4.037 Yield
100-16        -36       17       61        98       129       152        167       179       188       198       208      208 Spread
          --------------------------------------------------------------------------------------------------------------------
100-20      4.071    4.250    4.383     4.474     4.532     4.550      4.498     4.441     4.379     4.305     4.136    3.908 Yield
100-20        -38       14       58        95       125       147        162       173       181       190       198      195 Spread
          ---------------------------------------------------------------------------------------------------------------------
100-24      4.053    4.228    4.355     4.441     4.493     4.504      4.446     4.382     4.311     4.228     4.036    3.778 Yield
100-24        -40       12       55        91       121       143        157       167       174       182       188      182 Spread
          --------------------------------------------------------------------------------------------------------------------
100-28      4.035    4.205    4.327     4.408     4.454     4.459      4.394     4.322     4.243     4.150     3.937    3.649 Yield
100-28        -42       10       52        88       117       138        152       161       168       175       178      169 Spread
          --------------------------------------------------------------------------------------------------------------------
101-00      4.017    4.183    4.300     4.375     4.416     4.414      4.342     4.263     4.175     4.073     3.837    3.521 Yield
101-00        -44        8       49        85       113       134        146       155       161       167       168      156 Spread
          --------------------------------------------------------------------------------------------------------------------
101-04      3.999    4.160    4.272     4.342     4.377     4.368      4.290     4.203     4.108     3.996     3.738    3.392 Yield
101-04        -45        5       47        81       109       129        141       149       154       159       158      143 Spread
          --------------------------------------------------------------------------------------------------------------------
101-08      3.981    4.138    4.245     4.309     4.338     4.323      4.238     4.144     4.040     3.919     3.639    3.264 Yield
101-08        -47        3       44        78       106       125        136       143       147       151       148      131 Spread
          --------------------------------------------------------------------------------------------------------------------
101-12      3.963    4.115    4.217     4.276     4.299     4.278      4.186     4.085     3.973     3.842     3.541    3.136 Yield
101-12        -49        1       41        75       102       120        131       137       141       144       139      118 Spread
          --------------------------------------------------------------------------------------------------------------------
101-16      3.946    4.093    4.190     4.243     4.261     4.233      4.135     4.026     3.906     3.766     3.442    3.008 Yield
101-16        -51       -1       38        72        98       116        126       131       134       136       129      105 Spread
          --------------------------------------------------------------------------------------------------------------------
101-20      3.928    4.070    4.162     4.211     4.222     4.188      4.083     3.967     3.839     3.689     3.344    2.881 Yield
101-20        -53       -4       36        68        94       111        121       126       127       128       119       92 Spread
          --------------------------------------------------------------------------------------------------------------------
WAL         8.642    6.568    5.206     4.255     3.553     3.003      2.586     2.243     1.956     1.701     1.308    0.999
Principal  Mar07-   Feb06-   May05-    Nov04-    Jul04-    Apr04-     Jan04-    Nov03-    Sep03-    Aug03-    May03-    Mar03-
Window      Feb15    Mar12    Apr10     Dec08     Dec07     Feb07      Jul06     Jan06     Aug05     Mar05     Aug04     Mar04

LIBOR_1YR   1.975

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0209 - Price/Yield - A2C

Balance        $38,165,000.00          Delay                  24        Coupon  if curmonth le 55 then 3.901 else LIBOR_1YR + 1.25
Coupon         3.901                   Dated                  9/1/02
Settle         9/27/02                 First Payment          10/25/02

Price          35 for 6 15 for 48 50 Ca25(for 54 50 Call(Y)
               -----------------------------------------------
99-12                            4.047                   4.09 Yield
99-12                               90                    137 Spread
               -----------------------------------------------
99-16                            4.008                  4.036 Yield
99-16                               86                    132 Spread
               -----------------------------------------------
99-20                            3.969                  3.982 Yield
99-20                               82                    127 Spread
               -----------------------------------------------
99-24                             3.93                  3.929 Yield
99-24                               78                    121 Spread
               -----------------------------------------------
99-28                            3.891                  3.875 Yield
99-28                               74                    116 Spread
               -----------------------------------------------
100-00                           3.852                  3.822 Yield
100-00                              70                    110 Spread
               -----------------------------------------------
100-04                           3.813                  3.768 Yield
100-04                              66                    105 Spread
               -----------------------------------------------
100-08                           3.774                  3.715 Yield
100-08                              62                    100 Spread
               -----------------------------------------------
100-12                           3.735                  3.662 Yield
100-12                              58                     94 Spread
               -----------------------------------------------
100-16                           3.696                  3.609 Yield
100-16                              55                     89 Spread
               -----------------------------------------------
100-20                           3.657                  3.556 Yield
100-20                              51                     84 Spread
               -----------------------------------------------

WAL                              3.476                  2.493
Mod Durn                         3.194                  2.334
Principal Window         Nov05 - Jun06          Jan05 - May05

LIBOR_1YR                      1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule
415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.
Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0209 - Price/Yield - A1A

Balance    $283,346,000.00 Delay           0         Formula  if curmonth le 49 then 2.845 else LIBOR_1YR + 1.25
Coupon     2.845           Dated           9/27/02
Settle     9/27/02         First Payment   10/25/02

Price      60 for 3 10cpr Call(Y)
           ----------------
99-12                3.209 Yield
99-12                   76 Spread
           ----------------
99-16                3.139 Yield
99-16                   69 Spread
           ----------------
99-20                 3.07 Yield
99-20                   62 Spread
           ----------------
99-24                    3 Yield
99-24                   55 Spread
           ----------------
99-28                2.931 Yield
99-28                   48 Spread
           ----------------
100-00               2.862 Yield
100-00                  41 Spread
           ----------------
100-04               2.793 Yield
100-04                  34 Spread
           ----------------
100-08               2.724 Yield
100-08                  27 Spread
           ----------------
100-12               2.656 Yield
100-12                  20 Spread
           ----------------
100-16               2.587 Yield
100-16                  13 Spread
           ----------------
100-20               2.519 Yield
100-20                   7 Spread
           ----------------

WAL                  1.923
Principal       Oct02 - Oct06
Window
LIBOR_1YR          1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it.
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule
415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only.
Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.
Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

                                                                                                                     ------------
                                                       CMO GSR 0209 A1A                                              Goldman
                                                    Scenario Report (Intex)                                          Sachs
                                                                                                                     ------------

                                                                           Generated:  09/10/2002 12:27:19
=================================================================================================================================
CUSIP                      Monthly                   As Of        9/02     Pricing           9/9/02  Original     283,346,000.00
Description:    Floater,Senior                                             Settle           9/27/02  Balance      283,346,000.00
Coupon:         2.845%  =  -0 x                                            Next Proj       10/25/02  Factor           1.00000000
Formula:        (NaN - 01ylib),       asof=9/02                            Stated            0/0/00  Delay                     0
                                                                           Final
Collateral:     Cpn   6.08     WAC  6.42     WAM  354     WALA  5
Historical CPR's:     9/02=      8/02=      7/02=      3mo=      6mo=      12mo=      SI=
Curve:   3m=   6m=   1yr=   2yr=   3yr=   4yr=   5yr=   7yr=   10yr=   30yr=
---------------------------------------------------------------------------------------------------------------------------------


     Input      Output       SCEN-1       SCEN-2       SCEN-3       SCEN-4      SCEN-5       SCEN-6        SCEN-7        SCEN-8
   Cleanup                   SCEN_1       SCEN_2       SCEN_3       SCEN_4      SCEN_5       SCEN_6        SCEN_7        SCEN_8
               Av Life        1.870        1.469        1.198        1.001       0.853        0.641         0.495         0.386
     Price      Window   10/02-3/07   10/02-3/06   10/02-7/05   10/02-1/05  10/02-9/04   10/02-3/04   10/02-11/03    10/02-8/03
     99-00       Yield        3.431        3.579        3.737        3.904       4.083        4.481         4.955         5.540
             LibStaSpr         60.0         99.1        132.9        163.1       191.1        243.6         297.0         356.9
     99-04       Yield        3.360        3.489        3.627        3.773       3.929        4.277         4.691         5.201
             LibStaSpr         53.0         90.2        122.2        150.4       176.2        223.8         271.4         324.2
     99-08       Yield        3.288        3.398        3.517        3.642       3.775        4.073         4.427         4.864
             LibStaSpr         46.0         81.5        111.5        137.6       161.3        204.0         245.9         291.7
     99-12       Yield        3.217        3.309        3.407        3.511       3.622        3.870         4.164         4.527
             LibStaSpr         39.1         72.7        100.8        124.9       146.4        184.3         220.5         259.2
     99-16       Yield        3.146        3.219        3.297        3.381       3.469        3.667         3.902         4.192
             LibStaSpr         32.1         63.9         90.1        112.2       131.6        164.7         195.1         226.7
     99-20       Yield        3.075        3.129        3.188        3.250       3.317        3.465         3.641         3.858
             LibStaSpr         25.2         55.2         79.5         99.6       116.7        145.0         169.7         194.3
     99-24       Yield        3.004        3.040        3.079        3.121       3.165        3.263         3.381         3.525
             LibStaSpr         18.3         46.5         68.9         86.9       101.9        125.4         144.4         162.0
     99-28       Yield        2.934        2.951        2.970        2.991       3.013        3.062         3.121         3.193
             LibStaSpr         11.4         37.8         58.3         74.3        87.2        105.9         119.2         129.8
    100-00       Yield        2.863        2.862        2.862        2.862       2.862        2.862         2.862         2.862
             LibStaSpr          4.5         29.1         47.7         61.7        72.4         86.4          94.0          97.6
    100-04       Yield        2.793        2.773        2.754        2.733       2.711        2.662         2.604         2.532
             LibStaSpr         -2.4         20.4         37.1         49.1        57.7         66.9          68.8          65.5
    100-08       Yield        2.723        2.685        2.646        2.604       2.561        2.463         2.347         2.204
             LibStaSpr         -9.3         11.8         26.6         36.6        43.0         47.4          43.7          33.4
    100-12       Yield        2.653        2.596        2.538        2.476       2.410        2.264         2.090         1.876
             LibStaSpr        -16.1          3.1         16.1         24.1        28.4         28.0          18.7           1.4
    100-16       Yield        2.583        2.508        2.431        2.348       2.261        2.066         1.834         1.550
             LibStaSpr        -23.0         -5.5          5.6         11.6        13.7          8.7          -6.3         -30.5
    100-20       Yield        2.514        2.420        2.323        2.221       2.111        1.868         1.579         1.224
             LibStaSpr        -29.8        -14.1         -4.9         -0.9        -0.9        -10.7         -31.3         -62.4
    100-24       Yield        2.444        2.333        2.216        2.093       1.962        1.671         1.325         0.900
             LibStaSpr        -36.6        -22.7        -15.4        -13.4       -15.4        -30.0         -56.2         -94.2
    100-28       Yield        2.375        2.245        2.110        1.966       1.814        1.474         1.071         0.577
             LibStaSpr        -43.4        -31.2        -25.8        -25.8       -30.0        -49.2         -81.0        -125.9
    101-00       Yield        2.306        2.158        2.003        1.840       1.665        1.278         0.819         0.255
             LibStaSpr        -50.2        -39.8        -36.3        -38.2       -44.5        -68.4        -105.9        -157.6


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.

                                                                                                                     ------------
                                                       CMO GSR 0209 A2A                                              Goldman
                                                    Scenario Report (Intex)                                          Sachs
                                                                                                                     ------------
                                                                                                                     ------------

                                                                           Generated:  09/10/2002 12:28:06
=================================================================================================================================
CUSIP                      Monthly                   As Of        9/02     Pricing           9/9/02  Original     157,180,000.00
Description:    Floater,Senior                                             Settle           9/27/02  Balance      157,180,000.00
Coupon:         2.488%  =  -0 x                                            Next Proj       10/25/02  Factor           1.00000000
Formula:        (NaN - 01ylib),       asof=9/02                            Stated            0/0/00  Delay                     0
                                                                           Final
Collateral:     Cpn   5.35     WAC  5.72     WAM  358     WALA  1
Historical CPR's:     9/02=      8/02=      7/02=      3mo=      6mo=      12mo=      SI=
Curve:   3m=   6m=   1yr=   2yr=   3yr=   4yr=   5yr=   7yr=   10yr=   30yr=
---------------------------------------------------------------------------------------------------------------------------------


     Input      Output       SCEN-1       SCEN-2       SCEN-3       SCEN-4      SCEN-5       SCEN-6        SCEN-7        SCEN-8
   Cleanup                   SCEN_1       SCEN_2       SCEN_3       SCEN_4      SCEN_5       SCEN_6        SCEN_7        SCEN_8
               Av Life        0.500        0.400        0.333        0.283       0.246        0.192         0.155         0.129
     Price      Window   10/02-9/03   10/02-7/03   10/02-5/03   10/02-4/03  10/02-3/03   10/02-1/03   10/02-12/02   10/02-12/02
     99-00       Yield        4.563        5.079        5.599        6.147       6.701        7.884         9.198        10.544
             LibStaSpr        260.9        312.9        363.4        415.4       466.1        577.0         706.1         836.4
     99-04       Yield        4.303        4.753        5.207        5.685       6.169        7.199         8.344         9.516
             LibStaSpr        235.7        281.5        325.7        371.2       415.3        512.1         625.1         739.0
     99-08       Yield        4.043        4.428        4.816        5.225       5.638        6.519         7.496         8.495
             LibStaSpr        210.5        250.1        288.1        327.0       364.6        447.4         544.3         641.9
     99-12       Yield        3.784        4.104        4.427        4.766       5.110        5.841         6.651         7.480
             LibStaSpr        185.4        218.8        250.5        282.8       314.0        382.8         463.6         545.0
     99-16       Yield        3.526        3.782        4.039        4.310       4.584        5.166         5.812         6.471
             LibStaSpr        160.3        187.5        213.0        238.8       263.5        318.3         383.1         448.2
     99-20       Yield        3.269        3.460        3.652        3.855       4.060        4.495         4.977         5.469
             LibStaSpr        135.3        156.3        175.5        194.9       213.1        254.0         302.8         351.8
     99-24       Yield        3.012        3.139        3.267        3.402       3.538        3.827         4.147         4.474
             LibStaSpr        110.3        125.1        138.2        151.0       162.8        189.8         222.7         255.5
     99-28       Yield        2.756        2.820        2.883        2.951       3.018        3.163         3.322         3.484
             LibStaSpr         85.4         94.0        100.9        107.2       112.7        125.8         142.8         159.5
    100-00       Yield        2.501        2.501        2.501        2.501       2.501        2.501         2.501         2.501
             LibStaSpr         60.5         62.9         63.6         63.6        62.6         61.8          63.0          63.6
    100-04       Yield        2.247        2.183        2.120        2.053       1.986        1.843         1.685         1.524
             LibStaSpr         35.7         32.0         26.5         20.0        12.6         -2.0         -16.6         -32.0
    100-08       Yield        1.993        1.867        1.740        1.607       1.472        1.187         0.873         0.553
             LibStaSpr         10.9          1.0        -10.6        -23.6       -37.3        -65.6         -96.1        -127.4
    100-12       Yield        1.740        1.551        1.362        1.162       0.961        0.535         0.065        -0.412
             LibStaSpr        -13.9        -29.8        -47.6        -67.0       -87.1       -129.2        -175.3        -222.6
    100-16       Yield        1.488        1.237        0.984        0.719       0.452       -0.114        -0.738        -1.370
             LibStaSpr        -38.6        -60.6        -84.6       -110.3      -136.8       -192.6        -254.4        -317.5
    100-20       Yield        1.236        0.923        0.608        0.278      -0.055       -0.760        -1.536        -2.323
             LibStaSpr        -63.3        -91.4       -121.4       -153.6      -186.4       -255.9        -333.4        -412.3
    100-24       Yield        0.986        0.610        0.234       -0.161      -0.560       -1.403        -2.330        -3.270
             LibStaSpr        -87.9       -122.1       -158.2       -196.8      -235.9       -319.0        -412.1        -506.8
    100-28       Yield        0.736        0.299       -0.139       -0.599      -1.062       -2.042        -3.120        -4.211
             LibStaSpr       -112.5       -152.7       -195.0       -239.9      -285.3       -382.0        -490.7        -601.2
    101-00       Yield        0.486       -0.012       -0.511       -1.035      -1.563       -2.679        -3.906        -5.146
             LibStaSpr       -137.0       -183.3       -231.6       -282.9      -334.6       -444.9        -569.2        -695.3


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.

                                                                                                                     ------------
                                                       CMO GSR 0209 A2B                                              Goldman
                                                    Scenario Report (Intex)                                          Sachs
                                                                                                                     ------------

                                                                           Generated:  09/10/2002 12:28:50
=================================================================================================================================
CUSIP                      Monthly                   As Of        9/02     Pricing           9/9/02  Original     228,344,000.00
Description:    Floater,Senior                                             Settle           9/27/02  Balance      228,344,000.00
Coupon:         3.282%  =  -0 x                                            Next Proj       10/25/02  Factor           1.00000000
Formula:        (NaN - 01ylib),       asof=9/02                            Stated            0/0/00  Delay                     0
                                                                           Final
Collateral:     Cpn   5.35     WAC  5.72     WAM  358     WALA  1
Historical CPR's:     9/02=      8/02=      7/02=      3mo=      6mo=      12mo=      SI=
Curve:   3m=   6m=   1yr=   2yr=   3yr=   4yr=   5yr=   7yr=   10yr=   30yr=
---------------------------------------------------------------------------------------------------------------------------------



     Input      Output       SCEN-1       SCEN-2       SCEN-3       SCEN-4      SCEN-5       SCEN-6        SCEN-7        SCEN-8
   Cleanup                   SCEN_1       SCEN_2       SCEN_3       SCEN_4      SCEN_5       SCEN_6        SCEN_7        SCEN_8
               Av Life        1.899        1.500        1.226        1.027       0.875        0.659         0.509         0.397
     Price      Window    9/03-8/05    7/03-1/05    5/03-8/04    4/03-4/04   3/03-1/04    1/03-9/03    12/02-6/03    12/02-4/03
     99-00       Yield        3.861        4.005        4.157        4.319       4.492        4.878         5.337         5.912
             LibStaSpr        128.4        164.5        195.0        221.4       245.8        291.7         337.9         393.0
     99-04       Yield        3.791        3.917        4.050        4.191       4.343        4.680         5.081         5.583
             LibStaSpr        121.6        156.0        184.6        209.0       231.3        272.5         313.2         361.4
     99-08       Yield        3.721        3.829        3.943        4.064       4.194        4.482         4.825         5.254
             LibStaSpr        114.8        147.4        174.2        196.7       216.8        253.3         288.5         329.9
     99-12       Yield        3.652        3.741        3.836        3.937       4.045        4.285         4.570         4.927
             LibStaSpr        108.0        138.9        163.9        184.3       202.3        234.2         263.9         298.4
     99-16       Yield        3.582        3.653        3.729        3.810       3.896        4.088         4.316         4.600
             LibStaSpr        101.2        130.4        153.5        172.0       187.9        215.1         239.3         266.9
     99-20       Yield        3.512        3.566        3.623        3.683       3.748        3.891         4.062         4.275
             LibStaSpr         94.5        121.9        143.2        159.7       173.5        196.0         214.7         235.5
     99-24       Yield        3.443        3.479        3.517        3.557       3.600        3.695         3.809         3.951
             LibStaSpr         87.7        113.4        132.8        147.4       159.1        176.9         190.2         204.2
     99-28       Yield        3.374        3.392        3.410        3.430       3.452        3.500         3.556         3.627
             LibStaSpr         81.0        105.0        122.5        135.1       144.7        157.9         165.7         172.9
    100-00       Yield        3.305        3.305        3.305        3.305       3.305        3.305         3.305         3.305
             LibStaSpr         74.3         96.5        112.2        122.9       130.4        138.9         141.3         141.7
    100-04       Yield        3.235        3.218        3.199        3.179       3.157        3.110         3.053         2.983
             LibStaSpr         67.6         88.1        101.9        110.7       116.1        119.9         116.9         110.5
    100-08       Yield        3.167        3.131        3.093        3.053       3.011        2.916         2.803         2.662
             LibStaSpr         60.8         79.6         91.6         98.4       101.8        100.9          92.5          79.3
    100-12       Yield        3.098        3.045        2.988        2.928       2.864        2.722         2.553         2.343
             LibStaSpr         54.1         71.2         81.4         86.3        87.5         82.0          68.2          48.2
    100-16       Yield        3.029        2.958        2.883        2.803       2.718        2.529         2.304         2.024
             LibStaSpr         47.5         62.8         71.1         74.1        73.2         63.1          43.9          17.2
    100-20       Yield        2.961        2.872        2.778        2.679       2.572        2.336         2.055         1.706
             LibStaSpr         40.8         54.4         60.9         61.9        59.0         44.3          19.6         -13:8
    100-24       Yield        2.892        2.786        2.673        2.554       2.427        2.143         1.807         1.389
             LibStaSpr         34.1         46.0         50.7         49.8        44.8         25.5          -4.6         -44.8
    100-28       Yield        2.824        2.700        2.569        2.430       2.281        1.951         1.560         1.073
             LibStaSpr         27.4         37.6         40.5         37.7        30.6          6.6         -28.8         -75.7
    101-00       Yield        2.756        2.614        2.465        2.306       2.136        1.760         1.313         0.758
             LibStaSpr         20.8         29.3         30.3         25.5        16.4        -12.1         -52.9        -106.5

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.

GSR0209 - Price/Yield - A2C

Balance   ###########          Delay            24    Coupon     if curmonth le 55 then 3.752 else LIBOR_1YR + 1.25
Coupon         3.752           Dated        9/1/02
Settle       9/27/02   First Payment      10/25/02

Price    15 CPR,    20 CPR,   25 CPR,   30 CPR,    35 CPR,   40 CPR,   45 CPR,    50 CPR,    55 CPR,    60 CPR,   70 CPR,  80 CPR,
        Call (Y)   Call (Y)  Call (Y)  Call (Y)   Call (Y)  Call (Y)  Call (Y)   Call (Y)   Call (Y)   Call (Y)  Call (Y) Call (Y)
       -------------------------------------------------------------------------------------------------------------------------
99-12       3.89     3.924       3.96     3.998      4.04    4.084    4.131      4.182     4.238      4.3      4.452   4.647 Yield
99-12         61       104        137       165       190      211      229        242       248      254        269     289 Spread

       ---------------------------------------------------------------------------------------------------------------------
99-16      3.854     3.876        3.9     3.926     3.953    3.983    4.014      4.048     4.085    4.127      4.228   4.358 Yield
99-16         58        99        131       158       182      201      217        229       232      237        247     260 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-20      3.817     3.829      3.841     3.854     3.867    3.882    3.898      3.915     3.933    3.954      4.004   4.069 Yield
99-20         54        95        125       150       173      191      205        215       217      219        224     231 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-24      3.781     3.781      3.781     3.781     3.781    3.781    3.781      3.781     3.781    3.781      3.781   3.781 Yield
99-24         51        90        119       143       165      181      194        202       202      202        202     202 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-28      3.745     3.734      3.722     3.709     3.696    3.681    3.665      3.648      3.63    3.609      3.559   3.494 Yield
99-28         47        85        113       136       156      171      182        189       187      185        180     173 Spread
       ---------------------------------------------------------------------------------------------------------------------
100-00      3.71     3.687      3.663     3.637      3.61    3.581    3.549      3.515     3.478    3.437      3.337   3.207 Yield
100-00        43        80        107       129       147      161      170        175       172      168        158     145 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-04     3.674      3.64      3.604     3.565     3.524     3.48    3.433      3.383     3.327    3.265      3.115   2.922 Yield
100-04        40        76        101       122       139      151      159        162       157      150        135     116 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-08     3.638     3.593      3.545     3.494     3.439     3.38    3.318       3.25     3.177    3.094      2.894   2.637 Yield
100-08        36        71         95       114       130      141      147        149       142      133        113      88 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-12     3.602     3.546      3.486     3.422     3.354    3.281    3.203      3.118     3.026    2.923      2.674   2.353 Yield
100-12        33        66         90       107       122      131      136        136       127      116         91      59 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-16     3.566     3.499      3.427      3.35     3.269    3.181    3.088      2.986     2.876    2.753      2.454   2.069 Yield
100-16        29        62         84       100       113      121      124        123       112       99         69      31 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-20     3.531     3.452      3.368     3.279     3.184    3.082    2.973      2.855     2.726    2.583      2.234   1.786 Yield
100-20        26        57         78        93       105      111      113        109        97       82         47       3 Spread
       ----------------------------------------------------------------------------------------------------------------------

WAL        3.793     2.833      2.233     1.823     1.524    1.296    1.117      0.972     0.852    0.748      0.577   0.446
Principal  Oct05 -   Jan05 -    Jul04 -   Mar04 -   Dec03 -  Oct03 -  Aug03 -    Jul03 -   May03 -  Apr03 -    Mar03 - Jan03 -
Window     Mar07     Feb06      May05     Nov04     Jul04    Apr04    Jan04      Nov03     Sep03    Aug03      May03   Mar03

LIBOR_1YR       1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0209 - CashflowsB1 To call
Speed: 35CPR for G1 and 25CPR for G2

                                                                               Princ                             Accum
                                                                               Write    Accrued       Interest  Interest
Period     Date        Principal    Interest      Cash Flow       Balance      down    Interest      Shortfall  Shortfall   Coupon
Total               15,273,000.00 3,326,322.67  18,599,322.67                    0   3,326,322.67       0

    0    09/27/02            0            0              0    15,273,000.00      0              0       0         0              0
    1    10/25/02    13,018.09    63,296.63      76,314.72    15,259,981.91      0      63,296.63       0         0          4.973
    2    11/25/02    13,081.78    63,218.46      76,300.24    15,246,900.13      0      63,218.46       0         0          4.971
    3    12/25/02    13,145.79    63,140.14      76,285.93    15,233,754.34      0      63,140.14       0         0          4.969
    4    01/25/03    13,210.11    63,061.69      76,271.80    15,220,544.23      0      63,061.69       0         0          4.968
    5    02/25/03    13,274.75    62,983.09      76,257.84    15,207,269.49      0      62,983.09       0         0          4.966
    6    03/25/03    13,339.70    62,904.36      76,244.06    15,193,929.78      0      62,904.36       0         0          4.964
    7    04/25/03    13,404.97    62,825.48      76,230.45    15,180,524.81      0      62,825.48       0         0          4.962
    8    05/25/03    13,470.57    62,746.46      76,217.03    15,167,054.25      0      62,746.46       0         0           4.96
    9    06/25/03    13,536.48    62,667.30      76,203.78    15,153,517.77      0      62,667.30       0         0          4.958
   10    07/25/03    13,602.72    62,588.01      76,190.72    15,139,915.05      0      62,588.01       0         0          4.956
   11    08/25/03    13,669.28    62,508.57      76,177.84    15,126,245.77      0      62,508.57       0         0          4.954
   12    09/25/03    13,736.17    62,428.99      76,165.15    15,112,509.61      0      62,428.99       0         0          4.953
   13    10/25/03    13,803.38    62,349.26      76,152.65    15,098,706.22      0      62,349.26       0         0          4.951
   14    11/25/03    13,870.93    62,269.40      76,140.33    15,084,835.30      0      62,269.40       0         0          4.949
   15    12/25/03    13,938.80    62,189.40      76,128.20    15,070,896.49      0      62,189.40       0         0          4.947
   16    01/25/04    14,007.01    62,109.25      76,116.26    15,056,889.48      0      62,109.25       0         0          4.945
   17    02/25/04    14,075.56    62,028.96      76,104.52    15,042,813.92      0      62,028.96       0         0          4.944
   18    03/25/04    14,144.44    61,948.53      76,092.97    15,028,669.48      0      61,948.53       0         0          4.942
   19    04/25/04    14,213.66    61,867.96      76,081.61    15,014,455.83      0      61,867.96       0         0           4.94
   20    05/25/04    14,283.21    61,787.24      76,070.45    15,000,172.62      0      61,787.24       0         0          4.938
   21    06/25/04    14,353.11    61,706.38      76,059.49    14,985,819.51      0      61,706.38       0         0          4.936
   22    07/25/04    14,423.35    61,625.37      76,048.72    14,971,396.16      0      61,625.37       0         0          4.935
   23    08/25/04    14,493.94    61,544.22      76,038.15    14,956,902.22      0      61,544.22       0         0          4.933
   24    09/25/04    14,564.87    61,462.92      76,027.79    14,942,337.35      0      61,462.92       0         0          4.931
   25    10/25/04    14,636.15    61,381.47      76,017.62    14,927,701.20      0      61,381.47       0         0          4.929
   26    11/25/04   222,969.64    61,299.88     284,269.52    14,704,731.56      0      61,299.88       0         0          4.928
   27    12/25/04   219,623.55    60,363.23     279,986.77    14,485,108.02      0      60,363.23       0         0          4.926
   28    01/25/05   216,328.75    59,441.04     275,769.79    14,268,779.27      0      59,441.04       0         0          4.924
   29    02/25/05   213,084.45    58,533.09     271,617.55    14,055,694.81      0      58,533.09       0         0          4.923
   30    03/25/05   209,889.85    57,639.17     267,529.02    13,845,804.96      0      57,639.17       0         0          4.921
   31    04/25/05   206,744.17    56,759.04     263,503.20    13,639,060.80      0      56,759.04       0         0          4.919
   32    05/25/05   203,646.63    55,892.49     259,539.12    13,435,414.17      0      55,892.49       0         0          4.918
   33    06/25/05   200,596.48    55,039.30     255,635.78    13,234,817.68      0      55,039.30       0         0          4.916
   34    07/25/05   197,592.98    54,199.26     251,792.25    13,037,224.70      0      54,199.26       0         0          4.914
   35    08/25/05   194,635.40    53,372.17     248,007.57    12,842,589.30      0      53,372.17       0         0          4.913
   36    09/25/05   191,723.00    52,557.83     244,280.83    12,650,866.30      0      52,557.83       0         0          4.911
   37    10/25/05   364,328.99    51,756.02     416,085.01    12,286,537.32      0      51,756.02       0         0          4.909
   38    11/25/05   353,554.07    50,248.91     403,802.98    11,932,983.24      0      50,248.91       0         0          4.908
   39    12/25/05   343,107.69    48,786.93     391,894.62    11,589,875.55      0      48,786.93       0         0          4.906
   40    01/25/06   332,979.51    47,368.68     380,348.19    11,256,896.04      0      47,368.68       0         0          4.904
   41    02/25/06   323,159.54    45,992.81     369,152.35    10,933,736.50      0      45,992.81       0         0          4.903
   42    03/25/06   313,638.09    44,658.02     358,296.12    10,620,098.41      0      44,658.02       0         0          4.901
   43    04/25/06   304,405.82    43,363.04     347,768.87    10,315,692.59      0      43,363.04       0         0            4.9
   44    05/25/06   295,453.67    42,106.65     337,560.32    10,020,238.92      0      42,106.65       0         0          4.898
   45    06/25/06   286,772.86    40,887.66     327,660.52     9,733,466.06      0      40,887.66       0         0          4.897
   46    07/25/06   278,354.92    39,704.93     318,059.84     9,455,111.14      0      39,704.93       0         0          4.895
   47    08/25/06   270,191.62    38,557.33     308,748.95     9,184,919.52      0      38,557.33       0         0          4.894
   48    09/25/06   262,275.04    37,443.80     299,718.84     8,922,644.48      0      37,443.80       0         0          4.892
   49    10/25/06   254,597.47    36,363.29     290,960.75     8,668,047.01      0      36,363.29       0         0           4.89
   50    11/25/06   247,151.46    35,314.79     282,466.25     8,420,895.55      0      35,314.79       0         0          4.889
   51    12/25/06   241,675.68    32,770.66     274,446.33     8,179,219.88      0      32,770.66       0         0           4.67
   52    01/25/07   234,554.11    31,833.14     266,387.26     7,944,665.76      0      31,833.14       0         0           4.67
   53    02/25/07   227,649.11    30,923.15     258,572.26     7,717,016.66      0      30,923.15       0         0          4.671
   54    03/25/07   221,778.74    29,339.34     251,118.07     7,495,237.92      0      29,339.34       0         0          4.562
   55    04/25/07   215,250.33    28,496.99     243,747.32     7,279,987.59      0      28,496.99       0         0          4.562
   56    05/25/07   208,919.93    27,679.41     236,599.34     7,071,067.66      0      27,679.41       0         0          4.563
   57    06/25/07   202,781.33    26,885.85     229,667.18     6,868,286.33      0      26,885.85       0         0          4.563
   58    07/25/07   196,828.53    26,115.58     222,944.12     6,671,457.80      0      26,115.58       0         0          4.563
   59    08/25/07   191,613.29    23,841.85     215,455.13     6,479,844.51      0      23,841.85       0         0          4.288
   60    09/25/07   187,598.66    17,162.34     204,761.00     6,292,245.85      0      17,162.34       0         0          3.178
   61    10/25/07   182,052.05    16,663.22     198,715.27     6,110,193.80      0      16,663.22       0         0          3.178
   62    11/25/07   176,674.01    16,178.93     192,852.95     5,933,519.78      0      16,178.93       0         0          3.177
   63    12/25/07   171,459.27    15,709.03     187,168.30     5,762,060.52      0      15,709.03       0         0          3.177
   64    01/25/08   166,402.70    15,253.07     181,655.77     5,595,657.81      0      15,253.07       0         0          3.177
   65    02/25/08   161,499.38    14,810.63     176,310.00     5,434,158.43      0      14,810.63       0         0          3.176
   66    03/25/08   156,744.50    14,381.29     171,125.79     5,277,413.93      0      14,381.29       0         0          3.176
   67    04/25/08   152,133.44    13,964.65     166,098.10     5,125,280.49      0      13,964.65       0         0          3.175
   68    05/25/08   147,661.72    13,560.34     161,222.06     4,977,618.77      0      13,560.34       0         0          3.175
   69    06/25/08   143,325.00    13,167.97     156,492.97     4,834,293.77      0      13,167.97       0         0          3.175
   70    07/25/08   139,119.07    12,787.19     151,906.26     4,695,174.70      0      12,787.19       0         0          3.174
   71    08/25/08   135,039.87    12,417.63     147,457.51     4,560,134.83      0      12,417.63       0         0          3.174
   72    09/25/08   131,083.47    12,058.97     143,142.44     4,429,051.36      0      12,058.97       0         0          3.173
   73    10/25/08   127,246.06    11,710.87     138,956.93     4,301,805.30      0      11,710.87       0         0          3.173
   74    11/25/08   123,523.94    11,373.01     134,896.95     4,178,281.36      0      11,373.01       0         0          3.173
   75    12/25/08   119,913.56    11,045.08     130,958.64     4,058,367.80      0      11,045.08       0         0          3.172
   76    01/25/09   116,411.45    10,726.79     127,138.23     3,941,956.35      0      10,726.79       0         0          3.172
   77    02/25/09   113,014.27    10,417.83     123,432.10     3,828,942.09      0      10,417.83       0         0          3.171
   78    03/25/09   109,718.77    10,117.94     119,836.72     3,719,223.31      0      10,117.94       0         0          3.171
   79    04/25/09   106,521.84     9,826.84     116,348.67     3,612,701.48      0       9,826.84       0         0          3.171
   80    05/25/09   103,420.42     9,544.25     112,964.67     3,509,281.06      0       9,544.25       0         0           3.17
   81    06/25/09 3,509,281.06     9,269.94   3,518,551.00                0      0       9,269.94       0         0           3.17

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0209 - CashflowsB2
Speed: 35CPR for G1 and 25CPR for G2

Period     Date     Principal    Interest       Cash       Balance       Princ        Accrued      Interest     Accum    Coupon
                                                Flow                   Writedown     Interest     Shortfall    Interest
                                                                                                              Shortfall
Total              5,498,000.00 1,260,809.84   ########                     0       1,260,809.84      0

      0   09/27/02           0             0          0  5,498,000.00       0                  0      0          0              0
      1   10/25/02    4,686.27     23,921.88  28,608.15  5,493,313.73       0          23,921.88      0          0          5.221
      2   11/25/02    4,709.20     23,892.77  28,601.97  5,488,604.53       0          23,892.77      0          0          5.219
      3   12/25/02    4,732.24     23,863.61  28,595.85  5,483,872.28       0          23,863.61      0          0          5.217
      4   01/25/03    4,755.40     23,834.39  28,589.78  5,479,116.89       0          23,834.39      0          0          5.216
      5   02/25/03    4,778.67     23,805.11  28,583.77  5,474,338.22       0          23,805.11      0          0          5.214
      6   03/25/03    4,802.05     23,775.78  28,577.83  5,469,536.17       0          23,775.78      0          0          5.212
      7   04/25/03    4,825.54     23,746.39  28,571.94  5,464,710.63       0          23,746.39      0          0           5.21
      8   05/25/03    4,849.16     23,716.95  28,566.11  5,459,861.47       0          23,716.95      0          0          5.208
      9   06/25/03    4,872.88     23,687.45  28,560.34  5,454,988.59       0          23,687.45      0          0          5.206
     10   07/25/03    4,896.73     23,657.90  28,554.63  5,450,091.86       0          23,657.90      0          0          5.204
     11   08/25/03    4,920.69     23,628.29  28,548.98  5,445,171.17       0          23,628.29      0          0          5.202
     12   09/25/03    4,944.77     23,598.63  28,543.39  5,440,226.40       0          23,598.63      0          0          5.201
     13   10/25/03    4,968.96     23,568.91  28,537.87  5,435,257.44       0          23,568.91      0          0          5.199
     14   11/25/03    4,993.28     23,539.13  28,532.41  5,430,264.16       0          23,539.13      0          0          5.197
     15   12/25/03    5,017.71     23,509.30  28,527.01  5,425,246.44       0          23,509.30      0          0          5.195
     16   01/25/04    5,042.27     23,479.41  28,521.68  5,420,204.17       0          23,479.41      0          0          5.193
     17   02/25/04    5,066.94     23,449.46  28,516.41  5,415,137.23       0          23,449.46      0          0          5.192
     18   03/25/04    5,091.74     23,419.46  28,511.20  5,410,045.49       0          23,419.46      0          0           5.19
     19   04/25/04    5,116.66     23,389.41  28,506.06  5,404,928.84       0          23,389.41      0          0          5.188
     20   05/25/04    5,141.69     23,359.29  28,500.99  5,399,787.14       0          23,359.29      0          0          5.186
     21   06/25/04    5,166.86     23,329.12  28,495.98  5,394,620.29       0          23,329.12      0          0          5.184
     22   07/25/04    5,192.14     23,298.89  28,491.03  5,389,428.15       0          23,298.89      0          0          5.183
     23   08/25/04    5,217.55     23,268.60  28,486.16  5,384,210.59       0          23,268.60      0          0          5.181
     24   09/25/04    5,243.09     23,238.26  28,481.35  5,378,967.51       0          23,238.26      0          0          5.179
     25   10/25/04    5,268.74     23,207.86  28,476.60  5,373,698.76       0          23,207.86      0          0          5.177
     26   11/25/04   80,264.98     23,177.40 103,442.38  5,293,433.78       0          23,177.40      0          0          5.176
     27   12/25/04   79,060.45     22,823.63 101,884.08  5,214,373.33       0          22,823.63      0          0          5.174
     28   01/25/05   77,874.38     22,475.32 100,349.71  5,136,498.95       0          22,475.32      0          0          5.172
     29   02/25/05   76,706.50     22,132.38  98,838.88  5,059,792.45       0          22,132.38      0          0          5.171
     30   03/25/05   75,556.50     21,794.73  97,351.23  4,984,235.95       0          21,794.73      0          0          5.169
     31   04/25/05   74,424.11     21,462.29  95,886.40  4,909,811.84       0          21,462.29      0          0          5.167
     32   05/25/05   73,309.05     21,134.96  94,444.02  4,836,502.79       0          21,134.96      0          0          5.166
     33   06/25/05   72,211.06     20,812.68  93,023.74  4,764,291.73       0          20,812.68      0          0          5.164
     34   07/25/05   71,129.85     20,495.36  91,625.21  4,693,161.88       0          20,495.36      0          0          5.162
     35   08/25/05   70,065.17     20,182.92  90,248.10  4,623,096.71       0          20,182.92      0          0          5.161
     36   09/25/05   69,016.76     19,875.29  88,892.06  4,554,079.94       0          19,875.29      0          0          5.159
     37   10/25/05  131,151.76     19,572.39 150,724.15  4,422,928.18       0          19,572.39      0          0          5.157
     38   11/25/05  127,272.98     19,002.76 146,275.74  4,295,655.20       0          19,002.76      0          0          5.156
     39   12/25/05  123,512.48     18,450.17 141,962.65  4,172,142.72       0          18,450.17      0          0          5.154
     40   01/25/06  119,866.52     17,914.10 137,780.62  4,052,276.20       0          17,914.10      0          0          5.152
     41   02/25/06  116,331.51     17,394.04 133,725.55  3,935,944.69       0          17,394.04      0          0          5.151
     42   03/25/06  112,903.96     16,889.50 129,793.46  3,823,040.73       0          16,889.50      0          0          5.149
     43   04/25/06  109,580.52     16,400.00 125,980.51  3,713,460.21       0          16,400.00      0          0          5.148
     44   05/25/06  106,357.90     15,925.07 122,282.98  3,607,102.31       0          15,925.07      0          0          5.146
     45   06/25/06  103,232.97     15,464.28 118,697.25  3,503,869.34       0          15,464.28      0          0          5.145
     46   07/25/06  100,202.67     15,017.18 115,219.85  3,403,666.67       0          15,017.18      0          0          5.143
     47   08/25/06   97,264.03     14,583.36 111,847.39  3,306,402.64       0          14,583.36      0          0          5.142
     48   09/25/06   94,414.21     14,162.40 108,576.61  3,211,988.43       0          14,162.40      0          0           5.14
     49   10/25/06   91,650.42     13,753.93 105,404.35  3,120,338.01       0          13,753.93      0          0          5.138
     50   11/25/06   88,969.99     13,357.55 102,327.54  3,031,368.02       0          13,357.55      0          0          5.137
     51   12/25/06   86,998.81     12,423.32  99,422.13  2,944,369.21       0          12,423.32      0          0          4.918
     52   01/25/07   84,435.18     12,067.85  96,503.03  2,859,934.02       0          12,067.85      0          0          4.918
     53   02/25/07   81,949.50     11,722.82  93,672.32  2,777,984.52       0          11,722.82      0          0          4.919
     54   03/25/07   79,836.28     11,135.74  90,972.02  2,698,148.24       0          11,135.74      0          0           4.81
     55   04/25/07   77,486.17     10,816.01  88,302.19  2,620,662.07       0          10,816.01      0          0           4.81
     56   05/25/07   75,207.34     10,505.69  85,713.03  2,545,454.72       0          10,505.69      0          0          4.811
     57   06/25/07   72,997.56     10,204.48  83,202.04  2,472,457.16       0          10,204.48      0          0          4.811
     58   07/25/07   70,854.66      9,912.11  80,766.77  2,401,602.50       0           9,912.11      0          0          4.811
     59   08/25/07   68,977.27      9,078.96  78,056.23  2,332,625.23       0           9,078.96      0          0          4.536
     60   09/25/07   67,532.08      6,660.20  74,192.28  2,265,093.15       0           6,660.20      0          0          3.426
     61   10/25/07   65,535.40      6,466.57  72,001.97  2,199,557.75       0           6,466.57      0          0          3.426
     62   11/25/07   63,599.41      6,278.69  69,878.10  2,135,958.34       0           6,278.69      0          0          3.425
     63   12/25/07   61,722.19      6,096.39  67,818.59  2,074,236.15       0           6,096.39      0          0          3.425
     64   01/25/08   59,901.92      5,919.50  65,821.42  2,014,334.23       0           5,919.50      0          0          3.425
     65   02/25/08   58,136.82      5,747.85  63,884.66  1,956,197.41       0           5,747.85      0          0          3.424
     66   03/25/08   56,425.15      5,581.28  62,006.43  1,899,772.26       0           5,581.28      0          0          3.424
     67   04/25/08   54,765.25      5,419.64  60,184.89  1,845,007.01       0           5,419.64      0          0          3.423
     68   05/25/08   53,155.51      5,262.78  58,418.29  1,791,851.50       0           5,262.78      0          0          3.423
     69   06/25/08   51,594.37      5,110.54  56,704.92  1,740,257.13       0           5,110.54      0          0          3.423
     70   07/25/08   50,080.31      4,962.81  55,043.12  1,690,176.82       0           4,962.81      0          0          3.422
     71   08/25/08   48,611.88      4,819.42  53,431.30  1,641,564.94       0           4,819.42      0          0          3.422
     72   09/25/08   47,187.65      4,680.27  51,867.91  1,594,377.29       0           4,680.27      0          0          3.421
     73   10/25/08   45,806.25      4,545.20  50,351.45  1,548,571.04       0           4,545.20      0          0          3.421
     74   11/25/08   44,466.35      4,414.11  48,880.47  1,504,104.69       0           4,414.11      0          0          3.421
     75   12/25/08   43,166.68      4,286.88  47,453.56  1,460,938.01       0           4,286.88      0          0           3.42
     76   01/25/09   41,905.99      4,163.37  46,069.36  1,419,032.02       0           4,163.37      0          0           3.42
     77   02/25/09   40,683.06      4,043.50  44,726.56  1,378,348.96       0           4,043.50      0          0          3.419
     78   03/25/09   39,496.75      3,927.13  43,423.88  1,338,852.21       0           3,927.13      0          0          3.419
     79   04/25/09   38,345.91      3,814.18  42,160.09  1,300,506.30       0           3,814.18      0          0          3.419
     80   05/25/09   37,229.45      3,704.53  40,933.98  1,263,276.85       0           3,704.53      0          0          3.418
     81   06/25/09 1,263,276.85     3,598.09   ########             0       0           3,598.09      0          0          3.418

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0209 - CashflowsB3
Speed: 35CPR for G1 and 25CPR for G2

 Period      Date       Principal      Interest        Cash         Balance      Princ       Accrued   Interest     Accum   Coupon
                                                       Flow                    Writedown    Interest   Shortfall  Interest
                                                                                                                 Shortfall
  Total             4,277,000.00    1,059,554.63   5,336,554.63                     0    1,059,554.63       0

     0    09/27/02             0               0              0   4,277,000.00      0               0       0         0           0
     1    10/25/02      3,645.54       20,020.70      23,666.24   4,273,354.46      0       20,020.70       0         0       5.617
     2    11/25/02      3,663.38       19,996.85      23,660.23   4,269,691.08      0       19,996.85       0         0       5.615
     3    12/25/02      3,681.30       19,972.96      23,654.26   4,266,009.78      0       19,972.96       0         0       5.613
     4    01/25/03      3,699.32       19,949.01      23,648.33   4,262,310.46      0       19,949.01       0         0       5.612
     5    02/25/03      3,717.42       19,925.01      23,642.43   4,258,593.05      0       19,925.01       0         0        5.61
     6    03/25/03      3,735.61       19,900.97      23,636.58   4,254,857.44      0       19,900.97       0         0       5.608
     7    04/25/03      3,753.88       19,876.88      23,630.76   4,251,103.56      0       19,876.88       0         0       5.606
     8    05/25/03      3,772.25       19,852.74      23,624.99   4,247,331.30      0       19,852.74       0         0       5.604
     9    06/25/03      3,790.71       19,828.54      23,619.25   4,243,540.59      0       19,828.54       0         0       5.602
    10    07/25/03      3,809.26       19,804.30      23,613.56   4,239,731.33      0       19,804.30       0         0         5.6
    11    08/25/03      3,827.90       19,780.01      23,607.91   4,235,903.44      0       19,780.01       0         0       5.598
    12    09/25/03      3,846.63       19,755.67      23,602.30   4,232,056.81      0       19,755.67       0         0       5.597
    13    10/25/03      3,865.45       19,731.28      23,596.74   4,228,191.35      0       19,731.28       0         0       5.595
    14    11/25/03      3,884.37       19,706.85      23,591.21   4,224,306.98      0       19,706.85       0         0       5.593
    15    12/25/03      3,903.38       19,682.36      23,585.73   4,220,403.61      0       19,682.36       0         0       5.591
    16    01/25/04      3,922.48       19,657.82      23,580.29   4,216,481.13      0       19,657.82       0         0       5.589
    17    02/25/04      3,941.67       19,633.23      23,574.90   4,212,539.46      0       19,633.23       0         0       5.588
    18    03/25/04      3,960.96       19,608.59      23,569.55   4,208,578.50      0       19,608.59       0         0       5.586
    19    04/25/04      3,980.34       19,583.90      23,564.24   4,204,598.15      0       19,583.90       0         0       5.584
    20    05/25/04      3,999.82       19,559.16      23,558.98   4,200,598.33      0       19,559.16       0         0       5.582
    21    06/25/04      4,019.40       19,534.37      23,553.77   4,196,578.93      0       19,534.37       0         0        5.58
    22    07/25/04      4,039.07       19,509.53      23,548.59   4,192,539.86      0       19,509.53       0         0       5.579
    23    08/25/04      4,058.83       19,484.63      23,543.47   4,188,481.03      0       19,484.63       0         0       5.577
    24    09/25/04      4,078.70       19,459.69      23,538.39   4,184,402.33      0       19,459.69       0         0       5.575
    25    10/25/04      4,098.66       19,434.69      23,533.35   4,180,303.68      0       19,434.69       0         0       5.573
    26    11/25/04     62,439.67       19,409.64      81,849.32   4,117,864.00      0       19,409.64       0         0       5.572
    27    12/25/04     61,502.65       19,113.84      80,616.48   4,056,361.36      0       19,113.84       0         0        5.57
    28    01/25/05     60,579.98       18,822.58      79,402.57   3,995,781.37      0       18,822.58       0         0       5.568
    29    02/25/05     59,671.46       18,535.82      78,207.27   3,936,109.91      0       18,535.82       0         0       5.567
    30    03/25/05     58,776.85       18,253.46      77,030.31   3,877,333.06      0       18,253.46       0         0       5.565
    31    04/25/05     57,895.95       17,975.45      75,871.39   3,819,437.11      0       17,975.45       0         0       5.563
    32    05/25/05     57,028.52       17,701.71      74,730.23   3,762,408.59      0       17,701.71       0         0       5.562
    33    06/25/05     56,174.37       17,432.18      73,606.55   3,706,234.22      0       17,432.18       0         0        5.56
    34    07/25/05     55,333.28       17,166.79      72,500.07   3,650,900.94      0       17,166.79       0         0       5.558
    35    08/25/05     54,505.05       16,905.48      71,410.53   3,596,395.89      0       16,905.48       0         0       5.557
    36    09/25/05     53,689.47       16,648.18      70,337.65   3,542,706.42      0       16,648.18       0         0       5.555
    37    10/25/05    102,025.47       16,394.84     118,420.31   3,440,680.95      0       16,394.84       0         0       5.553
    38    11/25/05     99,008.10       15,918.04     114,926.14   3,341,672.84      0       15,918.04       0         0       5.552
    39    12/25/05     96,082.73       15,455.49     111,538.23   3,245,590.11      0       15,455.49       0         0        5.55
    40    01/25/06     93,246.47       15,006.77     108,253.24   3,152,343.64      0       15,006.77       0         0       5.548
    41    02/25/06     90,496.52       14,571.43     105,067.95   3,061,847.12      0       14,571.43       0         0       5.547
    42    03/25/06     87,830.17       14,149.07     101,979.24   2,974,016.95      0       14,149.07       0         0       5.545
    43    04/25/06     85,244.79       13,739.30      98,984.09   2,888,772.16      0       13,739.30       0         0       5.544
    44    05/25/06     82,737.86       13,341.71      96,079.57   2,806,034.30      0       13,341.71       0         0       5.542
    45    06/25/06     80,306.92       12,955.95      93,262.87   2,725,727.38      0       12,955.95       0         0       5.541
    46    07/25/06     77,949.58       12,581.64      90,531.22   2,647,777.80      0       12,581.64       0         0       5.539
    47    08/25/06     75,663.56       12,218.44      87,882.00   2,572,114.24      0       12,218.44       0         0       5.538
    48    09/25/06     73,446.63       11,866.00      85,312.63   2,498,667.61      0       11,866.00       0         0       5.536
    49    10/25/06     71,296.63       11,524.01      82,820.63   2,427,370.99      0       11,524.01       0         0       5.534
    50    11/25/06     69,211.47       11,192.12      80,403.60   2,358,159.52      0       11,192.12       0         0       5.533
    51    12/25/06     67,678.05       10,442.53      78,120.58   2,290,481.47      0       10,442.53       0         0       5.314
    52    01/25/07     65,683.75       10,143.67      75,827.42   2,224,797.71      0       10,143.67       0         0       5.314
    53    02/25/07     63,750.10        9,853.59      73,603.69   2,161,047.62      0        9,853.59       0         0       5.315
    54    03/25/07     62,106.18        9,375.85      71,482.03   2,098,941.44      0        9,375.85       0         0       5.206
    55    04/25/07     60,277.99        9,106.63      69,384.62   2,038,663.45      0        9,106.63       0         0       5.206
    56    05/25/07     58,505.24        8,845.33      67,350.57   1,980,158.21      0        8,845.33       0         0       5.207
    57    06/25/07     56,786.21        8,591.71      65,377.92   1,923,372.00      0        8,591.71       0         0       5.207
    58    07/25/07     55,119.21        8,345.53      63,464.74   1,868,252.80      0        8,345.53       0         0       5.207
    59    08/25/07     53,658.75        7,679.22      61,337.97   1,814,594.05      0        7,679.22       0         0       4.932
    60    09/25/07     52,534.50        5,779.92      58,314.42   1,762,059.55      0        5,779.92       0         0       3.822
    61    10/25/07     50,981.25        5,611.95      56,593.20   1,711,078.30      0        5,611.95       0         0       3.822
    62    11/25/07     49,475.20        5,448.97      54,924.18   1,661,603.10      0        5,448.97       0         0       3.821
    63    12/25/07     48,014.88        5,290.83      53,305.71   1,613,588.22      0        5,290.83       0         0       3.821
    64    01/25/08     46,598.86        5,137.38      51,736.24   1,566,989.36      0        5,137.38       0         0       3.821
    65    02/25/08     45,225.75        4,988.47      50,214.22   1,521,763.61      0        4,988.47       0         0        3.82
    66    03/25/08     43,894.21        4,843.97      48,738.17   1,477,869.40      0        4,843.97       0         0        3.82
    67    04/25/08     42,602.94        4,703.74      47,306.68   1,435,266.46      0        4,703.74       0         0       3.819
    68    05/25/08     41,350.70        4,567.65      45,918.35   1,393,915.76      0        4,567.65       0         0       3.819
    69    06/25/08     40,136.25        4,435.58      44,571.84   1,353,779.51      0        4,435.58       0         0       3.819
    70    07/25/08     38,958.44        4,307.41      43,265.85   1,314,821.07      0        4,307.41       0         0       3.818
    71    08/25/08     37,816.12        4,183.01      41,999.13   1,277,004.95      0        4,183.01       0         0       3.818
    72    09/25/08     36,708.18        4,062.28      40,770.46   1,240,296.78      0        4,062.28       0         0       3.817
    73    10/25/08     35,633.56        3,945.10      39,578.66   1,204,663.21      0        3,945.10       0         0       3.817
    74    11/25/08     34,591.23        3,831.36      38,422.60   1,170,071.98      0        3,831.36       0         0       3.817
    75    12/25/08     33,580.19        3,720.97      37,301.16   1,136,491.79      0        3,720.97       0         0       3.816
    76    01/25/09     32,599.47        3,613.81      36,213.28   1,103,892.32      0        3,613.81       0         0       3.816
    77    02/25/09     31,648.14        3,509.80      35,157.94   1,072,244.18      0        3,509.80       0         0       3.815
    78    03/25/09     30,725.28        3,408.83      34,134.11   1,041,518.90      0        3,408.83       0         0       3.815
    79    04/25/09     29,830.02        3,310.82      33,140.84   1,011,688.88      0        3,310.82       0         0       3.815
    80    05/25/09     28,961.51        3,215.68      32,177.19     982,727.37      0        3,215.68       0         0       3.814
    81    06/25/09    982,727.37        3,123.32     985,850.69              0      0        3,123.32       0         0       3.814

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0209 P/Y -- Class: B1

Balance ###########           Delay           24
Coupon         4.9735         Dated       9/1/02
Settle        9/27/02 First Payment     10/25/02
Priced off 9/9 curve

Price   15 CPR,       20 CPR,  25 CPR,    30 CPR,    35 CPR,   40 CPR,   45 CPR,   50 CPR,   55 CPR,   60 CPR, 70 CPR,  80 CPR,
        Call (Y)      Call (Y) Call (Y)   Call (Y)   Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)Call (Y) Call (Y)
        ----------------------------------------------------------------------------------------------------------------------
99-12      4.377      4.614      4.787    4.926      5.047     5.119     5.138     5.152     5.167     5.185    5.234   5.284 Yield
99-12         67        128        166      202        233       256       272       285       296       307      330     346 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-16      4.358       4.59      4.759    4.893       5.01     5.077     5.091     5.099     5.107     5.118    5.145   5.174 Yield
99-16         65        125        163      198        229       252       267       279       290       300      321     335 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-20      4.339      4.565       4.73     4.86      4.973     5.035     5.044     5.046     5.048      5.05    5.057   5.064 Yield
99-20         63        123        160      195        225       248       262       274       284       293      312     324 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-24      4.319      4.541      4.702    4.828      4.936     4.993     4.997     4.993     4.988     4.983    4.969   4.955 Yield
99-24         61        120        157      192        222       243       257       269       278       287      303     313 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-28        4.3      4.517      4.673    4.795      4.899     4.952      4.95      4.94     4.929     4.915    4.881   4.845 Yield
99-28         60        118        155      189        218       239       253       263       272       280      294     302 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-00     4.281      4.493      4.645    4.763      4.863      4.91     4.903     4.887      4.87     4.848    4.793   4.736 Yield
100-00        58        116        152      185        214       235       248       258       266       273      286     291 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-04     4.262      4.469      4.616     4.73      4.826     4.868     4.856     4.834     4.811     4.781    4.706   4.627 Yield
100-04        56        113        149      182        211       231       243       253       260       266      277     280 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-08     4.243      4.445      4.588    4.698      4.789     4.827     4.809     4.781     4.752     4.714    4.618   4.518 Yield
100-08        54        111        146      179        207       227       239       247       254       260      268     269 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-12     4.224      4.421       4.56    4.666      4.753     4.786     4.762     4.728     4.693     4.647    4.531    4.41 Yield
100-12        52        108        143      176        203       223       234       242       248       253      259     258 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-16     4.205      4.397      4.531    4.633      4.716     4.744     4.716     4.676     4.634     4.581    4.444   4.301 Yield
100-16        50        106        140      172        200       219       229       237       242       246      251     248 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-20     4.186      4.373      4.503    4.601       4.68     4.703     4.669     4.623     4.575     4.514    4.357   4.193 Yield
100-20        48        104        138      169        196       214       225       232       236       240      242     237 Spread
        ----------------------------------------------------------------------------------------------------------------------

WAL         8.203      6.261      5.151    4.423      3.842     3.352     2.934     2.579     2.289         2     1.513      1.204
Principal  Oct02 -    Oct02 -    Oct02 -  Oct02 -    Oct02 -   Oct02 -   Oct02 -   Oct02 -   Oct02 -   Oct02 -   Oct02 -     Oct02 -
 Window     Feb15      Mar12      Apr10    Dec08      Dec07     Feb07     Jul06     Jan06     Aug05     Mar05     Aug04       Mar04

LIBOR_1YR     1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.





GSR0209 P/Y -- Class: B2

Balance    ########         Delay              24
Coupon        5.2214        Dated          9/1/02
Settle       9/27/02 First Payment       10/25/02
Priced off 9/9 curve

Price     15 CPR,   20 CPR,   25 CPR,    30 CPR,   35 CPR,   40 CPR,   45 CPR,   50 CPR,   55 CPR,   60 CPR,   70 CPR,   80 CPR,
         Call (Y)  Call (Y)  Call (Y)   Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
        -----------------------------------------------------------------------------------------------------------------------
99-12      4.633     4.868      5.039     5.176     5.296     5.367     5.386   5.399     5.413      5.43     5.476    5.523 Yield
99-12         93       153        191       227       258       281       296     309       320       331       354      370 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-16      4.614     4.843       5.01     5.143     5.259     5.325     5.338   5.345     5.353     5.362     5.387    5.413 Yield
99-16         91       151        188       223       254       277       292     304       314       325       345      359 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-20      4.594     4.819      4.982      5.11     5.222     5.283     5.291   5.292     5.293     5.295     5.299    5.303 Yield
99-20         89       148        185       220       250       272       287     299       308       318       336      348 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-24      4.575     4.794      4.953     5.078     5.185     5.241     5.244   5.239     5.233     5.227      5.21    5.193 Yield
99-24         87       146        183       217       247       268       282     293       302       311       327      337 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-28      4.555      4.77      4.924     5.045     5.148     5.199     5.196   5.185     5.174     5.159     5.122    5.083 Yield
99-28         85       143        180       214       243       264       277     288       296       304       318      326 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-00     4.536     4.746      4.896     5.012     5.111     5.157     5.149   5.132     5.114     5.092     5.034    4.974 Yield
100-00        83       141        177       210       239       260       273     283       290       298       310      315 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-04     4.517     4.722      4.867      4.98     5.074     5.115     5.102   5.079     5.055     5.025     4.946    4.865 Yield
100-04        81       138        174       207       235       256       268     277       284       291       301      304 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-08     4.497     4.697      4.838     4.947     5.037     5.074     5.055   5.026     4.996     4.957     4.859    4.756 Yield
100-08        79       136        171       204       232       251       263     272       278       284       292      293 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-12     4.478     4.673       4.81     4.914         5     5.032     5.008   4.973     4.937      4.89     4.771    4.647 Yield
100-12        77       134        168       200       228       247       259     267       273       277       283      282 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-16     4.459     4.649      4.781     4.882     4.963     4.991     4.961    4.92     4.878     4.823     4.684    4.538 Yield
100-16        75       131        165       197       224       243       254     261       267       271       275      271 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-20      4.44     4.625      4.753      4.85     4.927     4.949     4.914   4.868     4.819     4.757     4.597     4.43 Yield
100-20        73       129        163       194       221       239       249     256       261       264       266      260 Spread
       ----------------------------------------------------------------------------------------------------------------------

WAL         8.203     6.261      5.151     4.423     3.842     3.352     2.934   2.579     2.289         2     1.513    1.204
 Principal  Oct02 -   Oct02 -    Oct02 -   Oct02 -   Oct02 -   Oct02 -   Oct02   Oct02 -   Oct02 -   Oct02 -   Oct02 -   Oct02 -
    Window  Feb15     Mar12      Apr10     Dec08     Dec07     Feb07     Jul06   Jan06     Aug05     Mar05     Aug04     Mar04

LIBOR_1YR    1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0209 P/Y -- Class: B3

Balance  ########              Delay          24
Coupon       5.6172            Dated      9/1/02
Settle      9/27/02    First Payment    10/25/02
Priced off 9/9 curve

Price   15 CPR,    20 CPR,   25 CPR,    30 CPR,   35 CPR,    40 CPR,   45 CPR,   50 CPR,   55 CPR,  60 CPR,    70 CPR,   80 CPR,
        Call (Y)   Call (Y)  Call (Y)   Call (Y)  Call (Y)   Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y)   Call (Y)  Call (Y)
        ---------------------------------------------------------------------------------------------------------------------------
98-12     5.203     5.473      5.677     5.844     5.997       6.105   6.167     6.228     6.291     6.372    6.581     6.799 Yield
98-12       150       214        255       293       328         355     375       392       408       426      464       497 Spread
        ----------------------------------------------------------------------------------------------------------------------
98-16     5.183     5.448      5.648     5.811     5.959       6.062   6.119     6.173      6.23     6.303     6.49     6.687 Yield
98-16       148       211        252       290       324         350     370       387       402       419      455       486 Spread
        ----------------------------------------------------------------------------------------------------------------------
98-20     5.163     5.423      5.618     5.777     5.921        6.02    6.07     6.119     6.169     6.234      6.4     6.575 Yield
98-20       146       209        249       287       320         346     365       381       396       412      446       475 Spread
        ----------------------------------------------------------------------------------------------------------------------
98-24     5.142     5.398      5.589     5.743     5.883       5.977   6.022     6.064     6.108     6.165     6.31     6.463 Yield
98-24       144       206        246       283       316         342     360       376       390       405      437       464 Spread
        ----------------------------------------------------------------------------------------------------------------------
98-28     5.122     5.373      5.559      5.71     5.846       5.934   5.974      6.01     6.047     6.096     6.22     6.351 Yield
98-28       142       204        243       280       313         337     355       370       384       398      428       453 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-00     5.102     5.348       5.53     5.677     5.808       5.891   5.926     5.956     5.987     6.027    6.131     6.239 Yield
99-00       140       201        240       277       309         333     350       365       378       391      419       441 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-04     5.082     5.323      5.501     5.643      5.77       5.849   5.877     5.901     5.926     5.958    6.041     6.128 Yield
99-04       138       199        237       273       305         329     346       360       372       384      410       430 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-08     5.062     5.298      5.471      5.61     5.732       5.806   5.829     5.847     5.866      5.89    5.952     6.017 Yield
99-08       136       196        234       270       301         325     341       354       365       377      401       419 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-12     5.043     5.273      5.442     5.576     5.695       5.763   5.781     5.793     5.806     5.821    5.863     5.906 Yield
99-12       134       194        232       267       298         320     336       349       359       370      392       408 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-16     5.023     5.249      5.413     5.543     5.657       5.721   5.734     5.739     5.745     5.753    5.774     5.795 Yield
99-16       132       191        229       263       294         316     331       343       353       364      384       397 Spread
        ----------------------------------------------------------------------------------------------------------------------
99-20     5.003     5.224      5.384      5.51      5.62       5.679   5.686     5.685     5.685     5.685    5.685     5.685 Yield
99-20       130       189        226       260       290         312     326       338       347       357      375       386 Spread
        ----------------------------------------------------------------------------------------------------------------------

WAL       8.203     6.261      5.151     4.423     3.842       3.352   2.934     2.579     2.289         2    1.513     1.204
Principal Oct02 -   Oct02 -    Oct02 -   Oct02 -   Oct02 -     Oct02 - Oct02 -   Oct02 -   Oct02 -   Oct02 -  Oct02 -   Oct02 -
  Window  Feb15     Mar12      Apr10     Dec08     Dec07       Feb07   Jul06     Jan06     Aug05     Mar05    Aug04     Mar04

LIBOR_1YR   1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0209 P/Y -- Class: A1A

Balanc###########                Delay            0     Coupon       if curmonth le 49 then 4.487 else LIBOR_1YR + 1.25
Coupon   2.845                   Dated      9/27/02
Settle 9/27/02           First Payment     10/25/02

Price 15 CPR,  20 CPR,   25 CPR,  30 CPR,   35 CPR,  40 CPR,   45 CPR,  50 CPR,  55 CPR,   60 CPR,  70 CPR,  80 CPR,
      Call (Y) Call (Y)  Call (Y) Call (Y)  Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y)
      --------------------------------------------------------------------------------------------------------------
99-12    3.149     3.217    3.309     3.407    3.511     3.622    3.741     3.87      4.01    4.164    4.527   5.011 Yield
99-12       48        80      112       132      150       167      183      200       217      234      268     316 Spread
      ---------------------------------------------------------------------------------------------------------------
99-16    3.091     3.146    3.219     3.297    3.381     3.469    3.564    3.667     3.779    3.902    4.192   4.578 Yield
99-16       42        73      103       121      137       152      166      179       194      208      234     273 Spread
      ---------------------------------------------------------------------------------------------------------------
99-20    3.034     3.075    3.129     3.188     3.25     3.317    3.388    3.465     3.549    3.641    3.858   4.146 Yield
99-20       37        66       94       110      124       136      148      159       171      182      201     230 Spread
      ---------------------------------------------------------------------------------------------------------------
99-24    2.976     3.004     3.04     3.079    3.121     3.165    3.212    3.263     3.319    3.381    3.525   3.717 Yield
99-24       31        59       85        99      111       121      130      139       148      156      167     187 Spread
      ---------------------------------------------------------------------------------------------------------------
99-28    2.919     2.933    2.951      2.97    2.991     3.013    3.037    3.062      3.09    3.121    3.193   3.288 Yield
99-28       25        52       76        88       98       106      113      119       125      130      134     144 Spread
      --------------------------------------------------------------------------------------------------------------
100-00   2.862     2.862    2.862     2.862    2.862     2.862    2.862    2.862     2.862    2.862    2.862   2.862 Yield
100-00      19        45       67        78       85        91       95       99       102      104      101     101 Spread
      ---------------------------------------------------------------------------------------------------------------
100-04   2.805     2.791    2.773     2.754    2.733     2.711    2.687    2.662     2.634    2.604    2.532   2.437 Yield
100-04      14        38       58        67       72        76       78       79        79       78       68      59 Spread
      ---------------------------------------------------------------------------------------------------------------
100-08   2.748     2.721    2.685     2.646    2.604     2.561    2.513    2.463     2.407    2.347    2.204   2.014 Yield
100-08       8        31       49        56       59        61       60       59        57       53       35      16 Spread
      ---------------------------------------------------------------------------------------------------------------
100-12   2.691      2.65    2.596     2.538    2.476      2.41     2.34    2.264     2.181     2.09    1.876   1.592 Yield
100-12       2        23       41        45       47        46       43       39        34       27        3     -26 Spread
      ---------------------------------------------------------------------------------------------------------------
100-16   2.634      2.58    2.508     2.431    2.348     2.261    2.167    2.066     1.955    1.834     1.55   1.172 Yield
100-16      -3        16       32        34       34        31       26       19        11        1      -30     -68 Spread
      ---------------------------------------------------------------------------------------------------------------
100-20   2.578      2.51     2.42     2.323    2.221     2.111    1.994    1.868      1.73    1.579    1.224   0.754 Yield
100-20      -9         9       23        24       21        16        9        0       -11      -24      -63    -110 Spread
      ---------------------------------------------------------------------------------------------------------------

WAL      2.318     1.859    1.469     1.198    1.001     0.853    0.736    0.641     0.562    0.495    0.386   0.299
PrincipalOct02 -   Oct02 -  Oct02 -   Oct02 -  Oct02 -   Oct02 -  Oct02 -  Oct02 -   Oct02 -  Oct02 -  Oct02 -  Oct02 -
Window   Oct06     Oct06    Mar06     Jul05    Jan05     Sep04    Jun04    Mar04     Jan04    Nov03    Aug03    May03

LIBOR_11.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0209 P/Y -- Class: A1B

Balanc##########Delay     24 Coupon  if curmonth le 49 then 4.487 else LIBOR_1YR + 1.25
Coupon  4.487   Dated 9/1/02
Settle9/27/02 First Pa10/25/02

Price    15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,   40 CPR,   45 CPR,   50 CPR,   55 CPR,   60 CPR,   70 CPR,   80 CPR,
         Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
       ------------------------------------------------------------------------------------------------------------------------
99-28       4.482    4.482   4.481     4.479      4.475     4.47      4.463     4.454      4.444    4.431      4.403   4.365 Yield
99-28         110      110     112       119        129      140        155       173        188      203        231     252 Spread
      -----------------------------------------------------------------------------------------------------------------------
100-00      4.447    4.447   4.447     4.443      4.436    4.428      4.416       4.4      4.382    4.361      4.313   4.248 Yield
100-00        107     107      108       115        125      136        150       168        182      196        222     241 Spread
      -----------------------------------------------------------------------------------------------------------------------
100-04      4.413    4.413   4.412     4.406      4.398    4.386      4.369     4.346      4.321    4.291      4.223   4.131 Yield
100-04        103      103     105       112        121      132        146       162        175      189        213     229 Spread
      -----------------------------------------------------------------------------------------------------------------------
100-08      4.379    4.379   4.378      4.37      4.359    4.344      4.322     4.293       4.26    4.221      4.133   4.014 Yield
100-08        100      100     101       108        118      128        141       157        169      182        204     217 Spread
      -----------------------------------------------------------------------------------------------------------------------
100-12      4.345    4.345   4.343     4.334       4.32    4.302      4.276     4.239      4.199    4.152      4.043   3.897 Yield
100-12         96       96      98       104        114      124        136       152        163      175        195     206 Spread
      ----------------------------------------------------------------------------------------------------------------------
100-16      4.311    4.311   4.309     4.298      4.282    4.261      4.229     4.186      4.138    4.082      3.953   3.781 Yield
100-16         93       93      94       101        110      120        132       146        157      168        186     194 Spread
      -----------------------------------------------------------------------------------------------------------------------
100-20      4.277    4.277   4.275     4.263      4.244    4.219      4.182     4.132      4.077    4.012      3.864   3.664 Yield
100-20         90       90      91        97        106      115        127       141        151      161        178     182 Spread
      -----------------------------------------------------------------------------------------------------------------------
100-24      4.244    4.244   4.241     4.227      4.205    4.177      4.136     4.079      4.017    3.943      3.774   3.548 Yield
100-24         86       86      87        94        102      111        122       136        145      154        169     171 Spread
      -----------------------------------------------------------------------------------------------------------------------
100-28       4.21     4.21   4.206     4.191      4.167    4.135      4.089     4.026      3.956    3.874      3.685   3.433 Yield
100-28         83       83      84        90         98      107        118       130        139      147        160     159 Spread
      -----------------------------------------------------------------------------------------------------------------------
101-00      4.176    4.176   4.172     4.155      4.129    4.094      4.043     3.973      3.896    3.805      3.596   3.317 Yield
101-00         80       80      81        86         95      103        113       125        133      140        151     148 Spread
      -----------------------------------------------------------------------------------------------------------------------
101-04      4.142    4.142   4.138      4.12       4.09    4.052      3.996      3.92      3.835    3.736      3.507   3.202 Yield
101-04         76       76      77        83         91       99        108       120        127      133        142     136 Spread
      -----------------------------------------------------------------------------------------------------------------------

WAL        4.078     4.078   4.032     3.833      3.56     3.259      2.893     2.507     2.186     1.898      1.458    1.112
Principal  Oct06 -   Oct06 - Mar06 -   Jul05 -   Jan05 -   Sep04 -    Jun04 -   Mar04 -   Jan04 -   Nov03 -    Aug03 -  May03 -
Window     Oct06     Oct06   Oct06     Oct06     Oct06     Oct06      Jul06     Jan06     Aug05     Mar05      Aug04    Mar04

LIBOR_1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.





GSR0209 P/Y -- Class: A2A

Balance $ 157,180,000.00                `                 0     Coupon  if curmonth le 55 then 4.755 else LIBOR_1YR + 1.25
Coupon     2.488                         Dated      9/27/02
Settle   9/27/02                 First Payment     10/25/02

Price   15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,   40 CPR,   45 CPR,   50 CPR,   55 CPR,   60 CPR,   70 CPR,   80 CPR,
        Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
       --------------------------------------------------------------------------------------------------------------------
99-12      3.474   3.784    4.104     4.427     4.766      5.11     5.456      5.841     6.204    6.651      7.48    8.411 Yield
99-12        159     197      225       258       292       326       361        399       436      481       565      658 Spread
       --------------------------------------------------------------------------------------------------------------------
99-16      3.278   3.526    3.782     4.039      4.31     4.584      4.86      5.166     5.456    5.812     6.471    7.212 Yield
99-16        140     171      193       219       246       273       301        332       361      397       464      539 Spread
       --------------------------------------------------------------------------------------------------------------------
99-20      3.083   3.269     3.46     3.652     3.855      4.06     4.266      4.495     4.711    4.977     5.469    6.022 Yield
99-20        120     145      161       180       201       221       242        265       287      314       364      420 Spread
       --------------------------------------------------------------------------------------------------------------------
99-24      2.889   3.012    3.139     3.267     3.402     3.538     3.675      3.827     3.971    4.147     4.474     4.84 Yield
99-24        101     119      129       142       155       169       183        198       213      231       264      301 Spread
       --------------------------------------------------------------------------------------------------------------------
99-28      2.695   2.756     2.82     2.883     2.951     3.018     3.087      3.163     3.234    3.322     3.484    3.666 Yield
99-28         81      94       97       103       110       117       124        132       139      148       165      184 Spread
       --------------------------------------------------------------------------------------------------------------------
100-00     2.501   2.501    2.501     2.501     2.501     2.501     2.501      2.501     2.501    2.501     2.501    2.501 Yield
100-00        62      68       65        65        65        65        65         65        66       66        67       67 Spread
       --------------------------------------------------------------------------------------------------------------------
100-04     2.308   2.247    2.183      2.12     2.053     1.986     1.918      1.843     1.772    1.685     1.524    1.344 Yield
100-04        43      43       33        27        20        14         7          0        -7      -15       -31      -48 Spread
       --------------------------------------------------------------------------------------------------------------------
100-08     2.115   1.993    1.867      1.74     1.607     1.472     1.337      1.187     1.046    0.873     0.553    0.196 Yield
100-08        24      17        2       -11       -24       -38       -51        -66       -80      -96      -128     -163 Spread
       --------------------------------------------------------------------------------------------------------------------
100-12     1.923    1.74    1.551     1.362     1.162     0.961     0.759      0.535     0.324    0.065    -0.412   -0.945 Yield
100-12         4      -8      -30       -49       -69       -89      -109       -131      -152     -177      -224     -277 Spread
       --------------------------------------------------------------------------------------------------------------------
100-16     1.732   1.488    1.237     0.984     0.719     0.452     0.184     -0.114    -0.394   -0.738     -1.37   -2.077 Yield
100-16       -15     -33      -61       -87      -113      -140      -167       -196      -224     -258      -320     -390 Spread
       --------------------------------------------------------------------------------------------------------------------
100-20     1.541   1.236    0.923     0.608     0.278    -0.055    -0.389      -0.76    -1.108   -1.536    -2.323   -3.201 Yield
100-20       -34     -58      -93      -124      -157      -190      -224       -261      -295     -337      -415     -503 Spread
       --------------------------------------------------------------------------------------------------------------------

WAL        0.661     0.5     0.4     0.333     0.283     0.246     0.217       0.192     0.173    0.155     0.129    0.109
Principal  Oct02 - Oct02 - Oct02 -   Oct02 -   Oct02 -   Oct02 -   Oct02 -     Oct02 -   Oct02 -  Oct02 -   Oct02 -  Oct02 -
Window     Jan04   Sep03   Jul03     May03     Apr03     Mar03     Feb03       Jan03     Jan03    Dec02     Dec02    Nov02

LIBOR_1YR1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0209 P/Y -- Class: A2B

Balanc########## Delay                           0     Coupon     if curmonth le 55 then 4.755 else LIBOR_1YR + 1.25
Coupon  3.282    Dated                     9/27/02
Settle9/27/02     First Payment           10/25/02

Price 15 CPR,  20 CPR,  25 CPR,  30 CPR,  35 CPR,   40 CPR,   45 CPR,    50 CPR,   55 CPR,   60 CPR,   70 CPR,   80 CPR,
      Call (Y) Call (Y) Call (Y) Call (Y) Call (Y)  Call (Y)  Call (Y)   Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
      ------------------------------------------------------------------------------------------------------------------
99-12   3.567    3.652    3.741    3.836     3.937    4.045      4.161     4.285     4.423      4.57     4.927     5.415 Yield
99-12      78      121      154      174       192      208        224       241       258       275       308       357 Spread
      -------------------------------------------------------------------------------------------------------------------
99-16   3.514    3.582    3.653    3.729      3.81    3.896      3.989     4.088     4.198     4.316       4.6      4.99 Yield
99-16      73      114      145      163       179      193        207       221       235       249       275       314 Spread
      -------------------------------------------------------------------------------------------------------------------
99-20   3.462    3.512    3.566    3.623     3.683    3.748      3.817     3.891     3.974     4.062     4.275     4.567 Yield
99-20      68      107      136      153       166      179        190       201       213       224       242       272 Spread
      -------------------------------------------------------------------------------------------------------------------
99-24   3.409    3.443    3.479    3.517     3.557      3.6      3.646     3.695      3.75     3.809     3.951     4.145 Yield
99-24      62      100      128      142       154      164        173       182       190       199       210       229 Spread
      -------------------------------------------------------------------------------------------------------------------
99-28   3.357    3.374    3.392     3.41      3.43    3.452      3.475       3.5     3.527     3.556     3.627     3.724 Yield
99-28      57       93      119      131       141      149        156       162       168       173       178       187 Spread
      ------------------------------------------------------------------------------------------------------------------
100-00  3.305    3.305    3.305    3.305     3.305    3.305      3.305     3.305     3.305     3.305     3.305     3.305 Yield
100-00     52       87      110      121       128      134        139       143       146       148       145       145 Spread
      -------------------------------------------------------------------------------------------------------------------
100-04  3.252    3.235    3.218    3.199     3.179    3.157      3.134      3.11     3.083     3.053     2.983     2.887 Yield
100-04     47       80      101      110       116      119        122       123       124       123       113       104 Spread
      -------------------------------------------------------------------------------------------------------------------
100-08    3.2    3.167    3.131    3.093     3.053    3.011      2.965     2.916     2.861     2.803     2.662      2.47 Yield
100-08     41       73       93      100       103      105        105       104       101        98        81        62 Spread
      -------------------------------------------------------------------------------------------------------------------
100-12  3.148    3.098    3.045    2.988     2.928    2.864      2.795     2.722      2.64     2.553     2.343     2.055 Yield
100-12     36       66       84       89        91       90         88        84        79        73        49        21 Spread
      -------------------------------------------------------------------------------------------------------------------
100-16  3.096    3.029    2.958    2.883     2.803    2.718      2.626     2.529      2.42     2.304     2.024     1.642 Yield
100-16     31       59       76       79        78       76         71        65        57        48        17       -21 Spread
      -------------------------------------------------------------------------------------------------------------------
100-20  3.045    2.961    2.872    2.778     2.679    2.572      2.458     2.336       2.2     2.055     1.706     1.229 Yield
100-20     26       52       67       68        66       61         54        46        35        23       -15       -62 Spread
      -------------------------------------------------------------------------------------------------------------------

WAL       2.542    1.899      1.5    1.226    1.027    0.875      0.755     0.659     0.577     0.509     0.397     0.305
Principal Jan04 -  Sep03 -  Jul03 -  May03 -  Apr03 -  Mar03 -    Feb03 -   Jan03 -   Jan03 -   Dec02 -   Dec02 -   Nov02 -
Window    Aug06    Aug05    Jan05    Aug04    Apr04    Jan04      Nov03     Sep03     Aug03     Jun03     Apr03     Mar03

LIBOR_1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0209 P/Y -- Class: A2C

Balance $  38,165,00             Delay                24      Coupon     if curmonth le 55 then 4.755 else LIBOR_1YR + 1.25
Coupon    3.901                  Dated            9/1/02
Settle  9/27/02           First Payment         10/25/02

Price  15 CPR,    20 CPR,  25 CPR,  30 CPR,   35 CPR,  40 CPR,  45 CPR,    50 CPR,  55 CPR,   60 CPR,  70 CPR,   80 CPR,
       Call (Y)  Call (Y)  Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y)
       ---------------------------------------------------------------------------------------------------------------
99-12     4.028     4.058     4.09    4.123     4.159    4.198    4.239     4.284    4.333     4.388    4.521    4.694 Yield
99-12        60       103      137      163       190      212      230       246      257       263      276      293 Spread
       ----------------------------------------------------------------------------------------------------------------
99-16     3.996     4.015    4.036    4.058     4.082    4.107    4.134     4.164    4.196     4.232    4.319    4.433 Yield
99-16        57        99      132      156       182      203      220       234      243       247      256      267 Spread
       ----------------------------------------------------------------------------------------------------------------
99-20     3.963     3.972    3.982    3.993     4.004    4.016    4.029     4.043    4.059     4.076    4.118    4.172 Yield
99-20        53        94      127      150       174      194      209       222      230       231      236      241 Spread
       ----------------------------------------------------------------------------------------------------------------
99-24      3.93     3.929    3.929    3.928     3.927    3.926    3.924     3.923    3.922      3.92    3.917    3.912 Yield
99-24        50        90      121      143       166      185      199       210      216       216      216      215 Spread
       ----------------------------------------------------------------------------------------------------------------
99-28     3.898     3.887    3.875    3.863     3.849    3.835     3.82     3.803    3.785     3.765    3.716    3.652 Yield
99-28        47        86      116      137       159      176      188       198      202       200      195      189 Spread
       ---------------------------------------------------------------------------------------------------------------
100-00    3.865     3.844    3.822    3.798     3.772    3.745    3.715     3.683    3.649      3.61    3.516    3.394 Yield
100-00       44        82      110      130       151      167      178       186      189       185      175      163 Spread
       ----------------------------------------------------------------------------------------------------------------
100-04    3.833     3.801    3.768    3.733     3.695    3.654    3.611     3.564    3.513     3.455    3.316    3.135 Yield
100-04       40        77      105      124       143      158      167       174      175       169      155      137 Spread
       ----------------------------------------------------------------------------------------------------------------
100-08      3.8     3.759    3.715    3.668     3.618    3.564    3.507     3.445    3.377       3.3    3.117    2.878 Yield
100-08       37        73      100      117       136      149      157       162      162       154      136      112 Spread
       ----------------------------------------------------------------------------------------------------------------
100-12    3.768     3.716    3.662    3.604     3.541    3.474    3.403     3.326    3.241     3.146    2.918    2.621 Yield
100-12       34        69       94      111       128      140      147       151      148       139      116       86 Spread
       ----------------------------------------------------------------------------------------------------------------
100-16    3.735     3.674    3.609    3.539     3.465    3.385    3.299     3.207    3.106     2.992     2.72    2.365 Yield
100-16       31        65       89      105       120      131      136       139      134       123       96       60 Spread
       ----------------------------------------------------------------------------------------------------------------
100-20    3.703     3.632    3.556    3.475     3.388    3.295    3.196     3.088    2.971     2.839    2.522    2.109 Yield
100-20       27        60       84       98       113      122      126       127      121       108       76       35 Spread
       ----------------------------------------------------------------------------------------------------------------

WAL       4.232     3.164    2.493    2.034       1.7    1.444    1.245     1.082    0.947     0.831    0.642    0.494
Principal Aug06 -   Aug05 -  Jan05 -  Aug04 -   Apr04 -  Jan04 -  Nov03 -   Sep03 -  Aug03 -   Jun03 -  Apr03 -  Mar03 -
Window    Mar07     Feb06    May05    Nov04     Jul04    Apr04    Jan04     Nov03    Sep03     Aug03    May03    Mar03

LIBOR_1Y1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0209 P/Y -- Class: A2D

Balance $333,705,000.00      Delay                   24    Coupon   if curmonth le 55 then 4.755 else LIBOR_1YR + 1.25
Coupon     4.755             Dated               9/1/02
Settle   9/27/02             First Payment     10/25/02

Price   15 CPR,  20 CPR,  25 CPR,  30 CPR,  35 CPR,   40 CPR,  45 CPR,  50 CPR,  55 CPR,  60 CPR,  70 CPR,     80 CPR,
       Call (Y)  Call (Y) Call (Y) Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y) Call (Y) Call (Y)   Call (Y)
       ---------------------------------------------------------------------------------------------------------------
100-12     4.631    4.626    4.614    4.597    4.576     4.549    4.512     4.47    4.424    4.371    4.247     4.081 Yield
100-12       109      114      122      134      146       158      175      187      198      211      226       232 Spread
       ---------------------------------------------------------------------------------------------------------------
100-16       4.6    4.594     4.58     4.56    4.535     4.504    4.459     4.41    4.356    4.293    4.147     3.951 Yield
100-16       106      111      119      130      142       154      170      181      191      203      216       219 Spread
       ---------------------------------------------------------------------------------------------------------------
100-20      4.57    4.562    4.546    4.523    4.495     4.458    4.407    4.351    4.289    4.216    4.048     3.822 Yield
100-20       103      107      115      126      138       149      164      175      184      195      206       206 Spread
       ---------------------------------------------------------------------------------------------------------------
100-24     4.539    4.531    4.512    4.486    4.454     4.413    4.355    4.291    4.221    4.138    3.948     3.693 Yield
100-24       100      104      112      123      134       145      159      169      177      187      196       193 Spread
       -----------------------------------------------------------------------------------------------------
100-28     4.508    4.499    4.478    4.449    4.414     4.368    4.303    4.232    4.153    4.061    3.849     3.564 Yield
100-28        97      101      109      119      130       140      154      164      171      180      187       180 Spread
       ---------------------------------------------------------------------------------------------------------------
101-00     4.478    4.468    4.444    4.413    4.374     4.323    4.251    4.173    4.086    3.984     3.75     3.436 Yield
101-00        94       98      105      115      126       136      149      158      164      172      177       167 Spread
       ---------------------------------------------------------------------------------------------------------------
101-04     4.447    4.436    4.411    4.376    4.333     4.277      4.2    4.113    4.019    3.907    3.651     3.308 Yield
101-04        91       95      102      112      122       131      144      152      157      164      167       155 Spread
       ---------------------------------------------------------------------------------------------------------------
101-08     4.417    4.405    4.377    4.339    4.293     4.232    4.148    4.054    3.951    3.831    3.553      3.18 Yield
101-08        88       92       98      108      118       127      138      146      150      157      157       142 Spread
       ---------------------------------------------------------------------------------------------------------------
101-12     4.386    4.373    4.344    4.303    4.253     4.188    4.096    3.995    3.884    3.754    3.454     3.052 Yield
101-12        85       88       95      104      114       122      133      140      144      149      147       129 Spread
       ---------------------------------------------------------------------------------------------------------------
101-16     4.356    4.342     4.31    4.266    4.213     4.143    4.045    3.937    3.817    3.678    3.356     2.925 Yield
101-16        82       85       92      101      110       118      128      134      137      141      137       116 Spread
       ---------------------------------------------------------------------------------------------------------------
101-20     4.325    4.311    4.277     4.23    4.173     4.098    3.993    3.878    3.751    3.601    3.258     2.798 Yield
101-20        79       82       88       97      106       113      123      128      130      134      127       104 Spread
       ---------------------------------------------------------------------------------------------------------------

WAL        4.578    4.425    4.116    3.756    3.391     3.007     2.59    2.246    1.959    1.704    1.311     1.001
Principal  Mar07 -  Feb06 -  May05 -  Nov04 -  Jul04 -   Apr04 -  Jan04 -  Nov03 -  Sep03 -  Aug03 -  May03 -       Mar03 -
Window     Apr07    Apr07    Apr07    Apr07    Apr07     Feb07    Jul06    Jan06    Aug05    Mar05    Aug04         Mar04

LIBOR_1YR1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0209 P/Y -- Class: B1

Balance $ 15,273,000.00               Delay                  24    Coupon     5.9779
Coupon   4.9735                       Dated              9/1/02
Settle  9/27/02               First Payment            10/25/02

Price  15 CPR,  20 CPR,   25 CPR,  30 CPR,  35 CPR,  40 CPR,   45 CPR,  50 CPR,  55 CPR,  60 CPR,   70 CPR,  80 CPR,
       Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y)
       ---------------------------------------------------------------------------------------------------------------
99-12     4.377     4.614    4.787    4.926    5.047     5.119    5.138    5.152    5.167     5.185    5.234    5.284 Yield
99-12        67       128      166      202      233       256      272      285      296       307      330      346 Spread
       ---------------------------------------------------------------------------------------------------------------
99-16     4.358      4.59    4.759    4.893     5.01     5.077    5.091    5.099    5.107     5.118    5.145    5.174 Yield
99-16        65       125      163      198      229       252      267      279      290       300      321      335 Spread
       ---------------------------------------------------------------------------------------------------------------
99-20     4.339     4.565     4.73     4.86    4.973     5.035    5.044    5.046    5.048      5.05    5.057    5.064 Yield
99-20        63       123      160      195      225       248      262      274      284       293      312      324 Spread
       ---------------------------------------------------------------------------------------------------------------
99-24     4.319     4.541    4.702    4.828    4.936     4.993    4.997    4.993    4.988     4.983    4.969    4.955 Yield
99-24        61       120      157      192      222       243      257      269      278       287      303      313 Spread
       ------------------------------------------------------------------------------------------------------
99-28       4.3     4.517    4.673    4.795    4.899     4.952     4.95     4.94    4.929     4.915    4.881    4.845 Yield
99-28        60       118      155      189      218       239      253      263      272       280      294      302 Spread
       ---------------------------------------------------------------------------------------------------------------
100-00    4.281     4.493    4.645    4.763    4.863      4.91    4.903    4.887     4.87     4.848    4.793    4.736 Yield
100-00       58       116      152      185      214       235      248      258      266       273      286      291 Spread
       ---------------------------------------------------------------------------------------------------------------
100-04    4.262     4.469    4.616     4.73    4.826     4.868    4.856    4.834    4.811     4.781    4.706    4.627 Yield
100-04       56       113      149      182      211       231      243      253      260       266      277      280 Spread
       ---------------------------------------------------------------------------------------------------------------
100-08    4.243     4.445    4.588    4.698    4.789     4.827    4.809    4.781    4.752     4.714    4.618    4.518 Yield
100-08       54       111      146      179      207       227      239      247      254       260      268      269 Spread
       ---------------------------------------------------------------------------------------------------------------
100-12    4.224     4.421     4.56    4.666    4.753     4.786    4.762    4.728    4.693     4.647    4.531     4.41 Yield
100-12       52       108      143      176      203       223      234      242      248       253      259      258 Spread
       ---------------------------------------------------------------------------------------------------------------
100-16    4.205     4.397    4.531    4.633    4.716     4.744    4.716    4.676    4.634     4.581    4.444    4.301 Yield
100-16       50       106      140      172      200       219      229      237      242       246      251      248 Spread
       ---------------------------------------------------------------------------------------------------------------
100-20    4.186     4.373    4.503    4.601     4.68     4.703    4.669    4.623    4.575     4.514    4.357    4.193 Yield
100-20       48       104      138      169      196       214      225      232      236       240      242      237 Spread
       ---------------------------------------------------------------------------------------------------------------

WAL       8.203     6.261    5.151    4.423    3.842     3.352    2.934    2.579    2.289         2    1.513    1.204
Principal Oct02 -   Oct02 -  Oct02 -  Oct02 -  Oct02 -   Oct02 -  Oct02 -  Oct02 -  Oct02 -   Oct02 -  Oct02 -      Oct02 -
Window    Feb15     Mar12    Apr10    Dec08    Dec07     Feb07    Jul06    Jan06    Aug05     Mar05    Aug04        Mar04

LIBOR_1Y1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0209 P/Y -- Class: B2

Balance  $   5,498,000.00             Delay                 24     Coupon     5.9779
Coupon    5.2214                      Dated             9/1/02
Settle   9/27/02              First Payment           10/25/02

Price     15 CPR,  20 CPR,  25 CPR,  30 CPR,  35 CPR,   40 CPR,  45 CPR,  50 CPR,   55 CPR,  60 CPR,  70 CPR,  80 CPR,
          Call (Y) Call (Y) Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y) Call (Y)
        --------------------------------------------------------------------------------------------------------------
99-12      4.633    4.868    5.039    5.176     5.296    5.367    5.386     5.399    5.413     5.43    5.476    5.523 Yield
99-12         93      153      191      227       258      281      296       309      320      331      354      370 Spread
        --------------------------------------------------------------------------------------------------------------
99-16      4.614    4.843     5.01    5.143     5.259    5.325    5.338     5.345    5.353    5.362    5.387    5.413 Yield
99-16         91      151      188      223       254      277      292       304      314      325      345      359 Spread
        --------------------------------------------------------------------------------------------------------------
99-20      4.594    4.819    4.982     5.11     5.222    5.283    5.291     5.292    5.293    5.295    5.299    5.303 Yield
99-20         89      148      185      220       250      272      287       299      308      318      336      348 Spread
        --------------------------------------------------------------------------------------------------------------
99-24      4.575    4.794    4.953    5.078     5.185    5.241    5.244     5.239    5.233    5.227     5.21    5.193 Yield
99-24         87      146      183      217       247      268      282       293      302      311      327      337 Spread
        -----------------------------------------------------------------------------------------------------
99-28      4.555     4.77    4.924    5.045     5.148    5.199    5.196     5.185    5.174    5.159    5.122    5.083 Yield
99-28         85      143      180      214       243      264      277       288      296      304      318      326 Spread
        --------------------------------------------------------------------------------------------------------------
100-00     4.536    4.746    4.896    5.012     5.111    5.157    5.149     5.132    5.114    5.092    5.034    4.974 Yield
100-00        83      141      177      210       239      260      273       283      290      298      310      315 Spread
        --------------------------------------------------------------------------------------------------------------
100-04     4.517    4.722    4.867     4.98     5.074    5.115    5.102     5.079    5.055    5.025    4.946    4.865 Yield
100-04        81      138      174      207       235      256      268       277      284      291      301      304 Spread
        --------------------------------------------------------------------------------------------------------------
100-08     4.497    4.697    4.838    4.947     5.037    5.074    5.055     5.026    4.996    4.957    4.859    4.756 Yield
100-08        79      136      171      204       232      251      263       272      278      284      292      293 Spread
        --------------------------------------------------------------------------------------------------------------
100-12     4.478    4.673     4.81    4.914         5    5.032    5.008     4.973    4.937     4.89    4.771    4.647 Yield
100-12        77      134      168      200       228      247      259       267      273      277      283      282 Spread
        --------------------------------------------------------------------------------------------------------------
100-16     4.459    4.649    4.781    4.882     4.963    4.991    4.961      4.92    4.878    4.823    4.684    4.538 Yield
100-16        75      131      165      197       224      243      254       261      267      271      275      271 Spread
        --------------------------------------------------------------------------------------------------------------
100-20      4.44    4.625    4.753     4.85     4.927    4.949    4.914     4.868    4.819    4.757    4.597     4.43 Yield
100-20        73      129      163      194       221      239      249       256      261      264      266      260 Spread
        --------------------------------------------------------------------------------------------------------------

WAL        8.203    6.261    5.151    4.423     3.842    3.352    2.934     2.579    2.289        2    1.513    1.204
Principal  Oct02 -  Oct02 -  Oct02 -  Oct02 -   Oct02 -  Oct02 -  Oct02 -   Oct02 -  Oct02 -  Oct02 -  Oct02 -       Oct02 -
Window     Feb15    Mar12    Apr10    Dec08     Dec07    Feb07    Jul06     Jan06    Aug05    Mar05    Aug04         Mar04

LIBOR_1YR1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0209 P/Y -- Class: B3

Balance  $    4,277,000.00             Delay                24    Coupon    5.9779
Coupon    5.6172                       Dated            9/1/02
Settle   9/27/02               First Payment          10/25/02

Price     15 CPR,  20 CPR,   25 CPR,  30 CPR,  35 CPR,  40 CPR,   45 CPR,  50 CPR,   55 CPR,  60 CPR,  70 CPR,   80 CPR,
          Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y)  Call (Y)
        ----------------------------------------------------------------------------------------------------------------
98-12      5.203     5.473    5.677    5.844    5.997     6.105    6.167     6.228    6.291    6.372     6.581    6.799 Yield
98-12        150       214      255      293      328       355      375       392      408      426       464      497 Spread
        ----------------------------------------------------------------------------------------------------------------
98-16      5.183     5.448    5.648    5.811    5.959     6.062    6.119     6.173     6.23    6.303      6.49    6.687 Yield
98-16        148       211      252      290      324       350      370       387      402      419       455      486 Spread
        ----------------------------------------------------------------------------------------------------------------
98-20      5.163     5.423    5.618    5.777    5.921      6.02     6.07     6.119    6.169    6.234       6.4    6.575 Yield
98-20        146       209      249      287      320       346      365       381      396      412       446      475 Spread
        ----------------------------------------------------------------------------------------------------------------
98-24      5.142     5.398    5.589    5.743    5.883     5.977    6.022     6.064    6.108    6.165      6.31    6.463 Yield
98-24        144       206      246      283      316       342      360       376      390      405       437      464 Spread
        -------------------------------------------------------------------------------------------------------
98-28      5.122     5.373    5.559     5.71    5.846     5.934    5.974      6.01    6.047    6.096      6.22    6.351 Yield
98-28        142       204      243      280      313       337      355       370      384      398       428      453 Spread
        ----------------------------------------------------------------------------------------------------------------
99-00      5.102     5.348     5.53    5.677    5.808     5.891    5.926     5.956    5.987    6.027     6.131    6.239 Yield
99-00        140       201      240      277      309       333      350       365      378      391       419      441 Spread
        ----------------------------------------------------------------------------------------------------------------
99-04      5.082     5.323    5.501    5.643     5.77     5.849    5.877     5.901    5.926    5.958     6.041    6.128 Yield
99-04        138       199      237      273      305       329      346       360      372      384       410      430 Spread
        ----------------------------------------------------------------------------------------------------------------
99-08      5.062     5.298    5.471     5.61    5.732     5.806    5.829     5.847    5.866     5.89     5.952    6.017 Yield
99-08        136       196      234      270      301       325      341       354      365      377       401      419 Spread
        ----------------------------------------------------------------------------------------------------------------
99-12      5.043     5.273    5.442    5.576    5.695     5.763    5.781     5.793    5.806    5.821     5.863    5.906 Yield
99-12        134       194      232      267      298       320      336       349      359      370       392      408 Spread
        ----------------------------------------------------------------------------------------------------------------
99-16      5.023     5.249    5.413    5.543    5.657     5.721    5.734     5.739    5.745    5.753     5.774    5.795 Yield
99-16        132       191      229      263      294       316      331       343      353      364       384      397 Spread
        ----------------------------------------------------------------------------------------------------------------
99-20      5.003     5.224    5.384     5.51     5.62     5.679    5.686     5.685    5.685    5.685     5.685    5.685 Yield
99-20        130       189      226      260      290       312      326       338      347      357       375      386 Spread
        ----------------------------------------------------------------------------------------------------------------

WAL        8.203     6.261    5.151    4.423    3.842     3.352    2.934     2.579    2.289        2     1.513    1.204
Principal  Oct02 -   Oct02 -  Oct02 -  Oct02 -  Oct02 -   Oct02 -  Oct02 -   Oct02 -  Oct02 -  Oct02 -   Oct02 -      Oct02 -
Window     Feb15     Mar12    Apr10    Dec08    Dec07     Feb07    Jul06     Jan06    Aug05    Mar05     Aug04        Mar04

LIBOR_1YR1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0209 - Price/Yield - A1A

Balance $ 283,346,000                  Delay                 0    Coupon     if curmonth le 49 then 2.845 else LIBOR_1YR + 1.25
Coupon     2.845                       Dated           9/27/02
Settle   9/27/02               First Payment          10/25/02

Price    15 CPR,  20 CPR,  25 CPR,   30 CPR,  35 CPR,  40 CPR,   45 CPR,  50 CPR,  55 CPR,  60 CPR,  70 CPR,   80 CPR,
         Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y) Call (Y) Call (Y)  Call (Y)
        ---------------------------------------------------------------------------------------------------------------
99-12      3.168    3.218     3.309    3.407    3.511     3.622    3.741     3.87     4.01    4.164     4.527    5.011 Yield
99-12         40       80       112      132      150       167      183      200      217      234       268      316 Spread
        ---------------------------------------------------------------------------------------------------------------
99-16      3.114    3.147     3.219    3.297    3.381     3.469    3.564    3.667    3.779    3.902     4.192    4.578 Yield
99-16         35       73       103      121      137       152      166      179      194      208       234      273 Spread
        ---------------------------------------------------------------------------------------------------------------
99-20      3.061    3.077     3.129    3.188     3.25     3.317    3.388    3.465    3.549    3.641     3.858    4.146 Yield
99-20         29       65        94      110      124       136      148      159      171      182       201      230 Spread
        ---------------------------------------------------------------------------------------------------------------
99-24      3.007    3.006      3.04    3.079    3.121     3.165    3.212    3.263    3.319    3.381     3.525    3.717 Yield
99-24         24       58        85       99      111       121      130      139      148      156       167      187 Spread
        ------------------------------------------------------------------------------------------------------
99-28      2.954    2.935     2.951     2.97    2.991     3.013    3.037    3.062     3.09    3.121     3.193    3.288 Yield
99-28         19       51        76       88       98       106      113      119      125      130       134      144 Spread
        ---------------------------------------------------------------------------------------------------------------
100-00     2.901    2.865     2.862    2.862    2.862     2.862    2.862    2.862    2.862    2.862     2.862    2.862 Yield
100-00        13       44        67       78       85        91       95       99      102      104       101      101 Spread
        ---------------------------------------------------------------------------------------------------------------
100-04     2.848    2.795     2.773    2.754    2.733     2.711    2.687    2.662    2.634    2.604     2.532    2.437 Yield
100-04         8       37        58       67       72        76       78       79       79       78        68       59 Spread
        ---------------------------------------------------------------------------------------------------------------
100-08     2.795    2.724     2.685    2.646    2.604     2.561    2.513    2.463    2.407    2.347     2.204    2.014 Yield
100-08         3       30        49       56       59        61       60       59       57       53        35       16 Spread
        ---------------------------------------------------------------------------------------------------------------
100-12     2.742    2.654     2.596    2.538    2.476      2.41     2.34    2.264    2.181     2.09     1.876    1.592 Yield
100-12        -3       23        41       45       47        46       43       39       34       27         3      -26 Spread
        ---------------------------------------------------------------------------------------------------------------
100-16      2.69    2.585     2.508    2.431    2.348     2.261    2.167    2.066    1.955    1.834      1.55    1.172 Yield
100-16        -8       16        32       34       34        31       26       19       11        1       -30      -68 Spread
        ---------------------------------------------------------------------------------------------------------------
100-20     2.637    2.515      2.42    2.323    2.221     2.111    1.994    1.868     1.73    1.579     1.224    0.754 Yield
100-20       -13        9        23       24       21        16        9        0      -11      -24       -63     -110 Spread
        ---------------------------------------------------------------------------------------------------------------

WAL        2.508     1.87     1.469    1.198    1.001     0.853    0.736    0.641    0.562    0.495     0.386    0.299
Principal  Oct02 -  Oct02 -   Oct02 -  Oct02 -  Oct02 -   Oct02 -  Oct02 -  Oct02 -  Oct02 -  Oct02 -   Oct02 -      Oct02 -
Window     Aug08    Mar07     Mar06    Jul05    Jan05     Sep04    Jun04    Mar04    Jan04    Nov03     Aug03        May03

LIBOR_1YR1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0209 P/Y -- Class: A1B

Balance  $150,571,000.00               Delay                 24     Coupon    if curmonth le 49 then 2.845 else LIBOR_1YR + 1.25
Coupon     4.487                       Dated             9/1/02
Settle   9/27/02               First Payment           10/25/02

Price    15 CPR,  20 CPR,  25 CPR,  30 CPR,   35 CPR,  40 CPR,  45 CPR,   50 CPR,  55 CPR,  60 CPR,   70 CPR,  80 CPR,
         Call (Y) Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y)
        ---------------------------------------------------------------------------------------------------------------
99-28      3.923    4.053    4.186     4.292    4.375    4.442     4.463    4.454    4.444     4.431    4.403    4.365 Yield
99-28        -64      -17       29        69      103      134       155      173      188       203      231      252 Spread
        ---------------------------------------------------------------------------------------------------------------
100-00     3.907    4.033    4.161     4.262     4.34    4.401     4.416      4.4    4.382     4.361    4.313    4.248 Yield
100-00       -66      -19       27        67       99      130       150      168      182       196      222      241 Spread
        ---------------------------------------------------------------------------------------------------------------
100-04     3.891    4.013    4.136     4.232    4.305     4.36     4.369    4.346    4.321     4.291    4.223    4.131 Yield
100-04       -68      -21       24        64       96      125       146      162      175       189      213      229 Spread
        ---------------------------------------------------------------------------------------------------------------
100-08     3.875    3.992    4.111     4.203     4.27    4.319     4.322    4.293     4.26     4.221    4.133    4.014 Yield
100-08       -69      -23       22        61       92      121       141      157      169       182      204      217 Spread
        ------------------------------------------------------------------------------------------------------
100-12     3.859    3.972    4.086     4.173    4.235    4.278     4.276    4.239    4.199     4.152    4.043    3.897 Yield
100-12       -71      -25       19        58       89      117       136      152      163       175      195      206 Spread
        ---------------------------------------------------------------------------------------------------------------
100-16     3.843    3.952    4.062     4.143      4.2    4.238     4.229    4.186    4.138     4.082    3.953    3.781 Yield
100-16       -72      -27       17        55       85      113       132      146      157       168      186      194 Spread
        ---------------------------------------------------------------------------------------------------------------
100-20     3.827    3.932    4.037     4.114    4.165    4.197     4.182    4.132    4.077     4.012    3.864    3.664 Yield
100-20       -74      -29       14        52       82      109       127      141      151       161      178      182 Spread
        ---------------------------------------------------------------------------------------------------------------
100-24     3.811    3.911    4.012     4.084     4.13    4.156     4.136    4.079    4.017     3.943    3.774    3.548 Yield
100-24       -76      -31       12        49       78      105       122      136      145       154      169      171 Spread
        ---------------------------------------------------------------------------------------------------------------
100-28     3.795    3.891    3.988     4.055    4.096    4.116     4.089    4.026    3.956     3.874    3.685    3.433 Yield
100-28       -77      -33        9        46       75      101       118      130      139       147      160      159 Spread
        ---------------------------------------------------------------------------------------------------------------
101-00     3.779    3.871    3.963     4.026    4.061    4.075     4.043    3.973    3.896     3.805    3.596    3.317 Yield
101-00       -79      -35        7        43       71       97       113      125      133       140      151      148 Spread
        ---------------------------------------------------------------------------------------------------------------
101-04     3.763    3.851    3.938     3.996    4.027    4.035     3.996     3.92    3.835     3.736    3.507    3.202 Yield
101-04       -80      -37        4        40       68       93       108      120      127       133      142      136 Spread
        ---------------------------------------------------------------------------------------------------------------

WAL        9.652    7.351    5.837     4.772    3.983    3.361     2.893    2.507    2.186     1.898    1.458    1.112
Principal  Aug08 -  Mar07 -  Mar06 -   Jul05 -  Jan05 -  Sep04 -   Jun04 -  Mar04 -  Jan04 -   Nov03 -  Aug03 -      May03 -
Window     Feb15    Mar12    Apr10     Dec08    Dec07    Feb07     Jul06    Jan06    Aug05     Mar05    Aug04        Mar04

LIBOR_1YR1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0209 P/Y -- Class: A2A

Balance  $157,180,000.00               Delay                 0     Coupon     if curmonth le 55 then 2.488 else LIBOR_1YR + 1.25
Coupon     2.488                       Dated           9/27/02
Settle   9/27/02               First Payment          10/25/02

Price     15 CPR,  20 CPR,  25 CPR,   30 CPR,  35 CPR,  40 CPR,  45 CPR,   50 CPR,  55 CPR,  60 CPR,   70 CPR,  80 CPR,
          Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y)
        ---------------------------------------------------------------------------------------------------------------
99-12      3.474    3.784     4.104    4.427    4.766     5.11     5.456    5.841    6.204     6.651     7.48    8.411 Yield
99-12        159      197       225      258      292      326       361      399      436       481      565      658 Spread
        ---------------------------------------------------------------------------------------------------------------
99-16      3.278    3.526     3.782    4.039     4.31    4.584      4.86    5.166    5.456     5.812    6.471    7.212 Yield
99-16        140      171       193      219      246      273       301      332      361       397      464      539 Spread
        ---------------------------------------------------------------------------------------------------------------
99-20      3.083    3.269      3.46    3.652    3.855     4.06     4.266    4.495    4.711     4.977    5.469    6.022 Yield
99-20        120      145       161      180      201      221       242      265      287       314      364      420 Spread
        ---------------------------------------------------------------------------------------------------------------
99-24      2.889    3.012     3.139    3.267    3.402    3.538     3.675    3.827    3.971     4.147    4.474     4.84 Yield
99-24        101      119       129      142      155      169       183      198      213       231      264      301 Spread
        ------------------------------------------------------------------------------------------------------
99-28      2.695    2.756      2.82    2.883    2.951    3.018     3.087    3.163    3.234     3.322    3.484    3.666 Yield
99-28         81       94        97      103      110      117       124      132      139       148      165      184 Spread
        ---------------------------------------------------------------------------------------------------------------
100-00     2.501    2.501     2.501    2.501    2.501    2.501     2.501    2.501    2.501     2.501    2.501    2.501 Yield
100-00        62       68        65       65       65       65        65       65       66        66       67       67 Spread
        ---------------------------------------------------------------------------------------------------------------
100-04     2.308    2.247     2.183     2.12    2.053    1.986     1.918    1.843    1.772     1.685    1.524    1.344 Yield
100-04        43       43        33       27       20       14         7        0       -7       -15      -31      -48 Spread
        ---------------------------------------------------------------------------------------------------------------
100-08     2.115    1.993     1.867     1.74    1.607    1.472     1.337    1.187    1.046     0.873    0.553    0.196 Yield
100-08        24       17         2      -11      -24      -38       -51      -66      -80       -96     -128     -163 Spread
        ---------------------------------------------------------------------------------------------------------------
100-12     1.923     1.74     1.551    1.362    1.162    0.961     0.759    0.535    0.324     0.065   -0.412   -0.945 Yield
100-12         4       -8       -30      -49      -69      -89      -109     -131     -152      -177     -224     -277 Spread
        ---------------------------------------------------------------------------------------------------------------
100-16     1.732    1.488     1.237    0.984    0.719    0.452     0.184   -0.114   -0.394    -0.738    -1.37   -2.077 Yield
100-16       -15      -33       -61      -87     -113     -140      -167     -196     -224      -258     -320     -390 Spread
        ---------------------------------------------------------------------------------------------------------------
100-20     1.541    1.236     0.923    0.608    0.278   -0.055    -0.389    -0.76   -1.108    -1.536   -2.323   -3.201 Yield
100-20       -34      -58       -93     -124     -157     -190      -224     -261     -295      -337     -415     -503 Spread
        ---------------------------------------------------------------------------------------------------------------

WAL        0.661      0.5       0.4    0.333    0.283    0.246     0.217    0.192    0.173     0.155    0.129    0.109
Principal  Oct02 -  Oct02 -   Oct02 -  Oct02 -  Oct02 -  Oct02 -   Oct02 -  Oct02 -  Oct02 -   Oct02 -  Oct02 -      Oct02 -
Window      an04    Sep03     Jul03    May03    Apr03    Mar03     Feb03    Jan03    Jan03     Dec02    Dec02        Nov02

LIBOR_1YR1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0209 P/Y -- Class: A2B

Balance  $ 228,344,000.00               Delay                  0     Coupon     if curmonth le 55 then 2.488 else LIBOR_1YR + 1.25
Coupon      3.282                       Dated            9/27/02
Settle    9/27/02               First Payment           10/25/02

Price     15 CPR,   20 CPR,  25 CPR,  30 CPR,   35 CPR,  40 CPR,  45 CPR,  50 CPR,   55 CPR,  60 CPR,  70 CPR,   80 CPR,
          Call (Y)  Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y)  Call (Y)
        ----------------------------------------------------------------------------------------------------------------
99-12       3.567    3.652    3.741     3.836    3.937    4.045    4.161     4.285    4.423     4.57     4.927    5.415 Yield
99-12          78      121      154       174      192      208      224       241      258      275       308      357 Spread
        ----------------------------------------------------------------------------------------------------------------
99-16       3.514    3.582    3.653     3.729     3.81    3.896    3.989     4.088    4.198    4.316       4.6     4.99 Yield
99-16          73      114      145       163      179      193      207       221      235      249       275      314 Spread
        ----------------------------------------------------------------------------------------------------------------
99-20       3.462    3.512    3.566     3.623    3.683    3.748    3.817     3.891    3.974    4.062     4.275    4.567 Yield
99-20          68      107      136       153      166      179      190       201      213      224       242      272 Spread
        ----------------------------------------------------------------------------------------------------------------
99-24       3.409    3.443    3.479     3.517    3.557      3.6    3.646     3.695     3.75    3.809     3.951    4.145 Yield
99-24          62      100      128       142      154      164      173       182      190      199       210      229 Spread
        -------------------------------------------------------------------------------------------------------
99-28       3.357    3.374    3.392      3.41     3.43    3.452    3.475       3.5    3.527    3.556     3.627    3.724 Yield
99-28          57       93      119       131      141      149      156       162      168      173       178      187 Spread
        ----------------------------------------------------------------------------------------------------------------
100-00      3.305    3.305    3.305     3.305    3.305    3.305    3.305     3.305    3.305    3.305     3.305    3.305 Yield
100-00         52       87      110       121      128      134      139       143      146      148       145      145 Spread
        ----------------------------------------------------------------------------------------------------------------
100-04      3.252    3.235    3.218     3.199    3.179    3.157    3.134      3.11    3.083    3.053     2.983    2.887 Yield
100-04         47       80      101       110      116      119      122       123      124      123       113      104 Spread
        ----------------------------------------------------------------------------------------------------------------
100-08        3.2    3.167    3.131     3.093    3.053    3.011    2.965     2.916    2.861    2.803     2.662     2.47 Yield
100-08         41       73       93       100      103      105      105       104      101       98        81       62 Spread
        ----------------------------------------------------------------------------------------------------------------
100-12      3.148    3.098    3.045     2.988    2.928    2.864    2.795     2.722     2.64    2.553     2.343    2.055 Yield
100-12         36       66       84        89       91       90       88        84       79       73        49       21 Spread
        ----------------------------------------------------------------------------------------------------------------
100-16      3.096    3.029    2.958     2.883    2.803    2.718    2.626     2.529     2.42    2.304     2.024    1.642 Yield
100-16         31       59       76        79       78       76       71        65       57       48        17      -21 Spread
        ----------------------------------------------------------------------------------------------------------------
100-20      3.045    2.961    2.872     2.778    2.679    2.572    2.458     2.336      2.2    2.055     1.706    1.229 Yield
100-20         26       52       67        68       66       61       54        46       35       23       -15      -62 Spread
        ----------------------------------------------------------------------------------------------------------------

WAL         2.542    1.899      1.5     1.226    1.027    0.875    0.755     0.659    0.577    0.509     0.397    0.305
Principal   Jan04 -  Sep03 -  Jul03 -   May03 -  Apr03 -  Mar03 -  Feb03 -   Jan03 -  Jan03 -  Dec02 -   Dec02 -      Nov02 -
Window      Aug06    Aug05    Jan05     Aug04    Apr04    Jan04    Nov03     Sep03    Aug03    Jun03     Apr03        Mar03

LIBOR_1YR 1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.





GSR0209 P/Y -- Class: A2C

Balance  $  38,165,000.00              Delay                 24     Coupon     if curmonth le 55 then 2.488 else LIBOR_1YR + 1.25
Coupon      3.901                      Dated             9/1/02
Settle    9/27/02              First Payment           10/25/02

Price     15 CPR,   20 CPR,  25 CPR,  30 CPR,  35 CPR,   40 CPR,  45 CPR,   50 CPR,  55 CPR,  60 CPR,  70 CPR,   80 CPR,
          Call (Y)  Call (Y) Call (Y) Call (Y) Call (Y)  Call (Y) Call (Y)  Call (Y) Call (Y) Call (Y) Call (Y)  Call (Y)
        ----------------------------------------------------------------------------------------------------------------
99-12       4.028    4.058     4.09    4.123     4.159    4.198     4.239    4.284    4.333    4.388     4.521    4.694 Yield
99-12          60      103      137      163       190      212       230      246      257      263       276      293 Spread
        ----------------------------------------------------------------------------------------------------------------
99-16       3.996    4.015    4.036    4.058     4.082    4.107     4.134    4.164    4.196    4.232     4.319    4.433 Yield
99-16          57       99      132      156       182      203       220      234      243      247       256      267 Spread
        ----------------------------------------------------------------------------------------------------------------
99-20       3.963    3.972    3.982    3.993     4.004    4.016     4.029    4.043    4.059    4.076     4.118    4.172 Yield
99-20          53       94      127      150       174      194       209      222      230      231       236      241 Spread
        ----------------------------------------------------------------------------------------------------------------
99-24        3.93    3.929    3.929    3.928     3.927    3.926     3.924    3.923    3.922     3.92     3.917    3.912 Yield
99-24          50       90      121      143       166      185       199      210      216      216       216      215 Spread
        -------------------------------------------------------------------------------------------------------
99-28       3.898    3.887    3.875    3.863     3.849    3.835      3.82    3.803    3.785    3.765     3.716    3.652 Yield
99-28          47       86      116      137       159      176       188      198      202      200       195      189 Spread
        ----------------------------------------------------------------------------------------------------------------
100-00      3.865    3.844    3.822    3.798     3.772    3.745     3.715    3.683    3.649     3.61     3.516    3.394 Yield
100-00         44       82      110      130       151      167       178      186      189      185       175      163 Spread
        ----------------------------------------------------------------------------------------------------------------
100-04      3.833    3.801    3.768    3.733     3.695    3.654     3.611    3.564    3.513    3.455     3.316    3.135 Yield
100-04         40       77      105      124       143      158       167      174      175      169       155      137 Spread
        ----------------------------------------------------------------------------------------------------------------
100-08        3.8    3.759    3.715    3.668     3.618    3.564     3.507    3.445    3.377      3.3     3.117    2.878 Yield
100-08         37       73      100      117       136      149       157      162      162      154       136      112 Spread
        ----------------------------------------------------------------------------------------------------------------
100-12      3.768    3.716    3.662    3.604     3.541    3.474     3.403    3.326    3.241    3.146     2.918    2.621 Yield
100-12         34       69       94      111       128      140       147      151      148      139       116       86 Spread
        ----------------------------------------------------------------------------------------------------------------
100-16      3.735    3.674    3.609    3.539     3.465    3.385     3.299    3.207    3.106    2.992      2.72    2.365 Yield
100-16         31       65       89      105       120      131       136      139      134      123        96       60 Spread
        ----------------------------------------------------------------------------------------------------------------
100-20      3.703    3.632    3.556    3.475     3.388    3.295     3.196    3.088    2.971    2.839     2.522    2.109 Yield
100-20         27       60       84       98       113      122       126      127      121      108        76       35 Spread
        ----------------------------------------------------------------------------------------------------------------

WAL         4.232    3.164    2.493    2.034       1.7    1.444     1.245    1.082    0.947    0.831     0.642    0.494
Principal   Aug06 -  Aug05 -  Jan05 -  Aug04 -   Apr04 -  Jan04 -   Nov03 -  Sep03 -  Aug03 -  Jun03 -   Apr03 -      Mar03 -
Window      Mar07    Feb06    May05    Nov04     Jul04    Apr04     Jan04    Nov03    Sep03    Aug03     May03        Mar03

LIBOR_1YR 1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0209 P/Y -- Class: A2D

Balance $  333,705,000.00                Delay                 24      Coupon   if curmonth le 55 then 2.488 else LIBOR_1YR + 1.25
Coupon     4.755                         Dated             9/1/02
Settle   9/27/02                 First Payment           10/25/02

Price    15 CPR,   20 CPR,   25 CPR,   30 CPR,   35 CPR,  40 CPR,   45 CPR,   50 CPR,   55 CPR,   60 CPR,   70 CPR,   80 CPR,
         Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)
        ----------------------------------------------------------------------------------------------------------------------
100-12     4.127     4.281     4.395     4.476    4.529     4.549     4.512      4.47     4.424     4.371     4.247     4.081 Yield
100-12       -30        21        67       104      135       158       175       187       198       211       226       232 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-16     4.109     4.258     4.367     4.443     4.49     4.504     4.459      4.41     4.356     4.293     4.147     3.951 Yield
100-16       -32        19        64       101      131       154       170       181       191       203       216       219 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-20     4.091     4.235      4.34      4.41    4.451     4.458     4.407     4.351     4.289     4.216     4.048     3.822 Yield
100-20       -34        17        61        97      127       149       164       175       184       195       206       206 Spread
        ----------------------------------------------------------------------------------------------------------------------
100-24     4.073     4.213     4.312     4.376    4.412     4.413     4.355     4.291     4.221     4.138     3.948     3.693 Yield
100-24       -36        15        59        94      123       145       159       169       177       187       196       193 Spread
        ------------------------------------------------------------------------------------------------------------
100-28     4.055      4.19     4.284     4.343    4.373     4.368     4.303     4.232     4.153     4.061     3.849     3.564 Yield
100-28       -38        12        56        91      119       140       154       164       171       180       187       180 Spread
        ----------------------------------------------------------------------------------------------------------------------
101-00     4.037     4.168     4.257      4.31    4.335     4.323     4.251     4.173     4.086     3.984      3.75     3.436 Yield
101-00       -39        10        53        87      115       136       149       158       164       172       177       167 Spread
        ----------------------------------------------------------------------------------------------------------------------
101-04      4.02     4.145     4.229     4.278    4.296     4.277       4.2     4.113     4.019     3.907     3.651     3.308 Yield
101-04       -41         8        50        84      111       131       144       152       157       164       167       155 Spread
        ----------------------------------------------------------------------------------------------------------------------
101-08     4.002     4.123     4.202     4.245    4.257     4.232     4.148     4.054     3.951     3.831     3.553      3.18 Yield
101-08       -43         6        48        81      108       127       138       146       150       157       157       142 Spread
        ----------------------------------------------------------------------------------------------------------------------
101-12     3.984       4.1     4.174     4.212    4.219     4.188     4.096     3.995     3.884     3.754     3.454     3.052 Yield
101-12       -45         3        45        78      104       122       133       140       144       149       147       129 Spread
        ----------------------------------------------------------------------------------------------------------------------
101-16     3.966     4.078     4.147     4.179     4.18     4.143     4.045     3.937     3.817     3.678     3.356     2.925 Yield
101-16       -46         1        42        74      100       118       128       134       137       141       137       116 Spread
        ----------------------------------------------------------------------------------------------------------------------
101-20     3.949     4.055      4.12     4.147    4.142     4.098     3.993     3.878     3.751     3.601     3.258     2.798 Yield
101-20       -48        -1        39        71       96       113       123       128       130       134       127       104 Spread
        ----------------------------------------------------------------------------------------------------------------------

WAL        8.641     6.568     5.208     4.258    3.557     3.007      2.59     2.246     1.959     1.704     1.311     1.001
Principal  Mar07 -   Feb06 -   May05 -   Nov04 -  Jul04 -   Apr04 -   Jan04 -   Nov03 -   Sep03 -   Aug03 -   May03 -   Mar03 -
Window     Feb15     Mar12     Apr10     Dec08    Dec07     Feb07     Jul06     Jan06     Aug05     Mar05     Aug04     Mar04

LIBOR_1YR  1.89938

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.
